                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                    -----------------------------------------

         THIS MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of June 1, 1999, is between PaineWebber Mortgage Acceptance Corporation V, a Delaware corporation (the "Purchaser"), and Paine Webber Real Estate Securities Inc., a Delaware Corporation (the "Mortgage Loan Seller").

         The Mortgage Loan Seller intends to sell, assign and transfer to the Purchaser, subject to the terms and conditions set forth below, certain mortgage loans (the "Mortgage Loans"), which are described in, and set forth in, the mortgage loan schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A.

         The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). The Trust Fund will be created and the Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1999, by and among PaineWebber Mortgage Acceptance Corporation V, as depositor (the "Depositor"), Banc One Mortgage Capital Markets, LLC, as servicer (the "Servicer"), Banc One Mortgage Capital Markets, LLC, as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). The Purchaser intends to sell certain of the Certificates (the "Privately Placed Certificates") in a private placement pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act") through PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Placement Agents") on the Closing Date (defined below) pursuant to a Certificate Purchase Agreement (the "Certificate Purchase Agreement") dated as of June 7, 1999. The Purchaser intends to sell certain of the Certificates (the "Publicly Offered Certificates") to PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Underwriters") on the Closing Date pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of June 1, 1999. The transactions contemplated by the Pooling and Servicing Agreement are sometimes referred to herein as the "Securitization Transaction." Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         "Allocable Share": A fraction, the numerator of which is the stated principal balance of the Mortgage Loans and the denominator is the sum of (i) the stated principal balance of the Mortgage Loans and (ii) the stated principal balance of the mortgage loans sold to the Purchaser by Merrill Lynch Mortgage Capital Inc. pursuant to the Merrill Lynch Mortgage Loan Purchase and Sale Agreement, or as otherwise separately agreed upon in writing by the Purchaser, the Mortgage Loan Seller and Merrill Lynch Mortgage Capital Inc.

         "Bondable Lease": The bondable lease identified in Exhibit E attached hereto.

         "Breach": The meaning ascribed to such term in Section 3.3.

         "Closing Date": June 7, 1999.

         "Credit Lease": A lease of real property on a long-term net-lease basis to a Tenant whose long-term unsecured debt rating (or the long-term unsecured debt rating of the guarantor of its obligations under the related lease) is the basis on which the related Mortgage Loan Seller underwrote the related Mortgage Loan.

         "Credit Tenant Loan": Any Mortgage Loan that is secured by a Mortgage on a Mortgaged Property that is leased on a long-term net-lease basis to a tenant whose long-term unsecured debt rating (or the long-term unsecured debt rating of the guarantor of its obligations under the related lease) is the basis on which the related Mortgage Loan Seller underwrote the related Mortgage Loan.

         "Credit Tenant Property": A Mortgaged Property that is leased to one or more tenants pursuant to one or more Credit Leases.

         "Cut-off Date": June 1, 1999, except that with respect to one Mortgage Loan, the Cut-off Date is June 5, 1999.

         "Defective Document Mortgage Loan": The meaning ascribed to such term in Section 3.3(b).

         "Initial Pool Balance": An amount equal to approximately $704,764,603.

         "Merrill Lynch Mortgage Loan Purchase and Sale Agreement": That certain mortgage loan purchase and sale agreement, together with the supplemental mortgage loan purchase and sale agreement, dated as of the date hereof, by and between Merrill Lynch Mortgage Capital Inc., as mortgage loan seller, and the Purchaser.

         "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note and creating a lien on the fee or leasehold interest in the related Mortgaged Property.

         "Mortgage File": The meaning ascribed to such term in Section 2.4(a).

         "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Purchaser pursuant to Section 2.03 of this Agreement. As used herein, the term "Mortgage Loan" includes each related Mortgage Note, the related Mortgage and other documents contained in the related Mortgage File and any related agreements.

         "Mortgage Loan Document": Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreements executed in connection with such Mortgage Loan, collectively, the "Mortgage Loan Documents."

         "Mortgage Note": Each of the original executed notes evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

         "Mortgaged Property": The real property subject to the lien of a Mortgage.

         "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any IDOT Guarantor and any other Person that owns or has acquired the related Mortgaged Property and/or assumed the obligations of the original obligor under the Mortgage Note. The representations and warranties made by the Mortgage Loan Seller in this Agreement as to "each Mortgagor" are given with respect to the obligor or the IDOT Guarantor to the extent applicable.

         "Policies": The meaning ascribed to such term in Section 3.2(b)(lii).

         "Prospectus Supplement": That certain prospectus supplement, dated June 1, 1999, related to the Publicly Offered Certificates.

         "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances and P&I Advances in accordance with the Pooling and Servicing Agreement, which rate per annum shall equal the "Prime Rate" published in the "Money Rates" section of "The Wall Street Journal" (or, if such section or publication is no longer available, such other comparable publication as determined by the Trustee in its reasonable discretion) as may be in effect from time to time, or, if the "Prime Rate" no longer exists, such other comparable rate (as determined by the Trustee in its reasonable discretion) as may be in effect from time to time.

         "Repurchase Price": With respect to any Mortgage Loan or REO Loan required to be purchased pursuant to Section 3.3, an amount equal to the sum of:

         (i) the outstanding principal balance of such Mortgage Loan as of the date of purchase;

         (ii) all accrued and unpaid interest to but not including the Due Date in the Due Period during which such Mortgage Loan or REO Loan was purchased;

         (iii) all related unreimbursed Servicing Advances and accrued and unpaid interest on related Advances at the Reimbursement Rate and unpaid Special Servicing Fees allocable to such Mortgage Loan; plus

         (iv) all reasonable out-of-pocket expenses reasonably incurred or to be incurred by the Servicer, the Special Servicer, the Depositor or the Trustee in respect of the Breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

         "Tenant": A tenant of a Credit Tenant Property.



                               [End of Article I]

                                   ARTICLE II.

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

         2.1. Agreement to Sell Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans on the Closing Date; provided, however, that the Purchaser shall not be obligated to purchase any Mortgage Loan which fails to satisfy the representations and warranties set forth in Section
3.1 hereof. (b) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of O'Melveny & Myers LLP, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

         2.2. Purchase Price. On the Closing Date, as full consideration for the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, the Purchaser will deliver to the Mortgage Loan Seller an amount equal to $464,667,812.67 in immediately available funds, which represents the purchase price of the Mortgage Loans net of the Mortgage Loan Seller's Allocable Share of expenses as provided in Section 5.1(b).

         2.3. Conveyance of Mortgage Loans. On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, and the Purchaser shall purchase, all right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including: (i) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date (whether or not received); (ii) all other payments of interest and principal received by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal which were due on or prior to the Cut-off Date; and (iii) all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies received by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date. Upon payment of the Purchase Price as provided in Section 2.2, the Mortgage Loan Seller shall be deemed to have sold, transferred, assigned, set over and conveyed to the Purchaser the Mortgage Loans, together with all right title and interest of the Mortgage Loan Seller in and to the Mortgage Loans as described in the immediately preceding sentence. Upon such sale the ownership of each Mortgage Note, the Mortgage and all related documents and instruments contained in the related Mortgage File shall immediately vest in the Purchaser, its successors and assigns and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Mortgage Loan Seller shall immediately vest in the Purchaser, its successors and assigns. The contents of any Mortgage File in the possession of the Mortgage Loan Seller at any time after such sale, and any payments on the Mortgage Loans due after the Cut-off Date and received by the Mortgage Loan Seller, shall be held in trust by the Mortgage Loan Seller for the benefit of the Purchaser, its successors and assigns as the owner thereof, and shall be promptly delivered by the Mortgage Loan Seller to or upon the order of the Purchaser, its successors and assigns.

         2.4. Delivery of Mortgage Loan Documents. (a) On or before the Closing Date, the Mortgage Loan Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser, the Trustee or a custodian of the Trustee (as Purchaser shall direct), each of the following documents for each Mortgage Loan (such documents, the "Mortgage File"):

         (i) each original Mortgage Note (including, in the case of each IDOT Loan, the note originally made by the borrower in favor of the related originator and the note made by the IDOT Guarantor under the related IDOT Guaranty in favor of the borrower under such IDOT Loan), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to a Mortgage Loan Seller, and further endorsed (at the direction of the Purchaser), on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered Holders of PaineWebber Mortgage Acceptance Corporation V Commercial Mortgage Pass-Through Certificates, Series 1999-C1, without recourse, representation or warranty, express or implied" or in blank;

         (ii) the original Mortgage (or a certified copy thereof from the applicable recording office) and originals (or certified copies from the applicable recording office) of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the applicable Mortgage Loan Seller, in each case with evidence of recording indicated thereon;

         (iii) an original assignment of the Mortgage, in recordable form, to "LaSalle Bank National Association, as trustee for the registered Holders of PaineWebber Mortgage Acceptance Corporation V Commercial Mortgage Pass-Through Certificates, Series 1999-C1" or in blank;

         (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the applicable Mortgage Loan Seller, in each case with evidence of recording thereon;

         (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the applicable Mortgage Loan Seller to "LaSalle Bank National Association, as Trustee for the benefit of Certificateholders of PaineWebber Commercial Mortgage Pass-Through Certificates, Series 1999-C1" or in blank;

         (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan (if different than the applicable Mortgage Loan Seller) to the applicable Mortgage Loan Seller, in each case with evidence of recording thereon;

         (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, executed by the Mortgage Loan Seller to "LaSalle Bank National Association, as Trustee for the benefit of Certificateholders of PaineWebber Commercial Mortgage Pass-Through Certificates, Series 1999-C1" or in blank;

         (viii) originals or copies of all consolidation, assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan has been assumed;

         (ix) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's fee interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy of a written commitment, interim binder or the pro forma title insurance policy, dated as of the date on which the related Mortgage Loan was funded;

         (x) the original or a copy of any guaranty (other than the IDOT Guaranty) of the obligations of the Mortgagor under the Mortgage Loan;

         (xi) all UCC Financing Statements and continuation statements or copies thereof sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan (and each assignee prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon), and to transfer such security interest to the Trustee;

         (xii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, any Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

         (xiii) with respect to any Mortgage Loan with Additional Debt that is subordinate to such Mortgage Loan, a subordination agreement, pursuant to which such Additional Debt is subordinated to such Mortgage Loan;

         (xiv) a survey of the related Mortgaged Property;

         (xv) in the case of an IDOT Loan, an original of the related IDOT Guaranty;

         (xvi) in the case of a CTL Loan, the original Residual Value Policy and/or Lease Enhancement Policy, if any, with all endorsements;

         (xvii) the original or copy of any related cash management agreements and lockbox agreements, if any;

         (xviii) the original or copy of any related environmental reports;

         (xix) the original or copy of any related Sub-Servicing Agreement, if any;

         (xx)   the original or copy of any related ground leases; and

         (xxi) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

         (b) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Mortgage Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed and indemnification of the Purchaser and of the Trustee on behalf of the Trust Fund against any losses that the Trust Fund may incur by reason of such lost or destroyed Mortgage Note. If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (viii), (xi) and
(xii) of Section 2.4(a), with evidence of filing or recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of this Mortgage Loan Purchase Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument provided that a photocopy of such non-delivered document or instrument (certified by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing) is delivered to the Purchaser, the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate county recorder's office, in the case of the documents and/or instruments referred to in clause (ii) of Section 2.4(a) to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, is delivered to the Purchaser, the Trustee or such Custodian within 120 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller is, as certified in writing to the Purchaser and the Trustee no less often than every 90 days, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in the definition of "Mortgage File", with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Section 2.4(b) shall be deemed to have been satisfied as to such non-delivered document or instrument and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon and certified in the case of the documents and/or instruments referred to in clause (ii) of Section 2.4(a) by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording) is delivered to the Purchaser, the Trustee or a Custodian appointed thereby on or before the Closing Date together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to any Mortgage Loan, and notwithstanding the foregoing or Section 2.4(a), the Mortgage Loan Seller may deliver a UCC-3 on or before the Closing Date that does not contain the filing information for the related UCC-1 and/or UCC-2 if such UCC-1 and/or UCC-2 has not been returned to the Mortgage Loan Seller by the applicable filing office, and the Mortgage Loan Seller may deliver an assignment referred to in clauses (iii), (v) or (vii) of Section 2.4(a) that does not contain the recording information for the related Mortgage, Assignment of Leases or Security Agreement, as applicable, if such Mortgage, Assignment of Leases or Security Agreement has not been returned to the Mortgage Loan Seller by the applicable recording office. The Mortgage Loan Seller hereby authorizes the Purchaser, acting in its stead and on its behalf, to fill in any missing filing or recording information or any instrument or document required to be delivered pursuant to this subsection (b).

         (c) Except under the circumstances provided for in the last sentence of this subsection (c), the Mortgage Loan Seller shall as to each Mortgage Loan, promptly (and in any event within 30 days of the later of the Closing Date and the Purchaser's and Trustee's actual receipt of the related documents) cause the related documents to be delivered to the Trustee in recordable form for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses (iii), (v) and (vii) of Section 2.4(a) and each UCC-3 to the Trustee referred to in clause (xi) of Section 2.4(a) as indicated in such assignment documents. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Purchaser or an assignee thereof, which may include, the Trustee or a Custodian or its agent shall prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate, all at the Mortgage Loan Seller's expense. The Purchaser shall execute, or cause the Mortgage Loan Seller to execute any replacement document or instrument being filed in substitution for any such lost or returned unrecorded or unfiled document or instrument at the Mortgage Loan Seller's expense and assist the Purchaser, the Trustee or a Custodian or its agent in recording or filing such documents or instruments. Notwithstanding the foregoing, there shall be no requirement to record any assignment to the Trustee referred to in clause (iii), (v) or (vii) of the
Section 2.4(a), or to file any UCC-3 referred to in clause (xi) of Section 2.4(a) in those jurisdictions where, in the written opinion of local counsel of Purchaser, the Trustee or a Custodian acceptable to the Purchaser and the Trustee, such recordation and/or filing is not required to protect the Purchaser's or the Trustee's interest in the Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller or the Purchaser.

         (d) All documents and records in the Mortgage Loan Seller's possession relating to the Mortgage Loans (including financial statements, operating statements and any other information provided by the respective Mortgagor from time to time) or copies thereof, that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Servicer on or before the Closing Date.

         (e) Mortgage Loan Seller shall cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Mortgage Loan Seller or any other name to be transferred to the Servicer promptly after the Closing Date, but in all events within three (3) business days after the Closing Date.

         2.5. Acceptance of Mortgage Loans. Within 90 days of the Closing Date, the Purchaser or an assignee thereof, which may include the Trustee or a Custodian on its behalf, shall complete a review of each of the Mortgage Loan Documents delivered or caused to be delivered by the Mortgage Loan Seller constituting the Mortgage Files and shall certify, as to each Mortgage Loan, that (i) all documents required to be delivered pursuant to Section 2.4 are in its possession, (ii) such documents appear regular on their face and relate to such Mortgage Loan, and (iii) based on the examinations referred to in this
Section 2.5 and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (i),
(ii)(a), (iv), (v), (vii) and (x)(c) of the definition of "Mortgage Loan Schedule" set forth in the Pooling and Servicing Agreement is correct. If the Purchaser or such assignee discovers or receives notice that any such document described in the first or second preceding sentence is a Defective Document Mortgage Loan, the Mortgage Loan Seller shall correct or cure any such omission or defect or repurchase such Defective Document Mortgage Loan in accordance with
Section 3.3 of this Agreement.



                               [End of Article II]

                                  ARTICLE III.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS;
                     REPURCHASE OF DEFECTIVE MORTGAGE LOANS


     3.1. Representations and Warranties of the Purchaser.

     (a) The Purchaser hereby represents and warrants that on the Closing Date:

         (i) Purchaser Duly Formed and Authorized. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to purchase and acquire the Mortgage Loans in accordance with this Agreement;

         (ii) Legal and Binding Obligations. Assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Purchaser hereunder are the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (iii) No Conflict with Law or Agreements. The execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder will not conflict with any provisions of any law or regulations to which the Purchaser is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Purchaser or any indenture, agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement; the Purchaser has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Purchaser of this Agreement;

         (iv) No Proceedings. There is no action, suit or proceeding pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

     3.2. Representations and Warranties of the Mortgage Loan Seller.

     (a) The Mortgage Loan Seller hereby represents and warrants with respect to itself that, as of the Closing Date that:

         (i) Seller Duly Formed and Authorized. The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

         (ii) Legal and Binding Obligations. Assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Mortgage Loan Seller hereunder are the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (iii) No Conflict with Law or Agreements. The execution and delivery of this Agreement and the performance by the Mortgage Loan Seller of its obligations hereunder will not conflict with any provisions of any law or regulations to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Mortgage Loan Seller or any indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; the Mortgage Loan Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Mortgage Loan Seller of this Agreement;

         (iv) No Proceedings. There is no action, suit or proceeding pending or, to the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

         (v) Mortgage Files in Possession. The Mortgage Loan Seller is in possession of a Mortgage File with respect to each Mortgage Loan identified on the Mortgage Loan Schedule and each such Mortgage File will be transferred to the Purchaser or the Trustee as its designee. The Mortgage Loan Seller has not withheld any material information with respect to the Mortgage File;

         (vi) No Material Default. The Mortgage Loan Seller is not in default in the performance of any obligations, covenants or conditions contained in any material agreement or instrument to which it is party, which default might have consequences that would materially and adversely affect the financial conditions or operations of the Mortgage Loan Seller or its properties taken as a whole or would have consequences that would materially and adversely affect its performance hereunder.

         (b) Representations and Warranties as to the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Cut-off Date:

         (i) Mortgage Loan Schedule. The Mortgage Loan Schedule is true, complete and accurate in all material respects as of June 1, 1999.

         (ii) Representations and Warranties Remain True. The Mortgage Loan Seller has not taken any action that would cause the representations and warranties made by each Mortgagor under the related Mortgage Loan not to be true. The Mortgage Loan Seller has no knowledge that the material representations and warranties made by the Mortgagor in each Mortgage Loan are not true in any material respect.

         (iii) No Fraudulent Acts by Mortgage Loan Seller, Originator or Mortgagor. (A) Neither the Mortgage Loan Seller, nor, to the Mortgage Loan Seller's best knowledge, (1) any originator other than the Mortgage Loan Seller or (2) the Mortgagor, committed any fraudulent acts during the origination process of any Mortgage Loan, (B) with respect to each Mortgage Loan that Mortgage Loan Seller originated, the origination of such Mortgage Loan is in all material respects legal, proper and prudent in accordance with customary industry standards utilized by prudent institutional and commercial mortgage lenders and (C) to the best of the Mortgage Loan Seller's knowledge, (1) the origination of each Mortgage Loan purchased by the Mortgage Loan Seller and (2) the servicing and collection of each Mortgage Loan is in all material respects legal, proper and prudent in accordance with customary industry standards utilized by prudent institutional and commercial mortgage lenders or loan servicers as appropriate.

         (iv) Mortgage Loan Seller's Title to Mortgage Loans. Immediately prior to the sale of the Mortgage Loan to the Depositor, the Mortgage Loan Seller had good and marketable title to and was the sole owner and holder of each Mortgage Loan, and the assignment validly transferred its ownership of the Mortgage Loan, free and clear of any and all liens, pledges and other encumbrances (other than the Mortgage Loan Seller's obligation to repurchase defective Mortgage Loans), subject to exceptions of the type set forth in item (xlv) below.

         (v) No Delinquency. No monthly payment of principal of or interest on any Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date for such Mortgage Loan, no monthly payment of principal of or interest on such Mortgage Loan is 30 or more days delinquent.

         (vi) No Default. There is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, and to the Mortgage Loan Seller's knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration.

         (vii) No Modification or Release. Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, with the exception of any modification, alteration, satisfaction, cancellation, subordination or recission specifically disclosed in a written instrument that (A) was entered into prior to the Cut-off Date,
                (B) has been recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and related Security Agreements, if any, and (C) is being delivered to the Trustee or Custodian as part of the related Mortgage File. No material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. None of the related Mortgages contains terms which provide for or require release of any portion of the related Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the adequacy of the security provided by the Mortgaged Property.

         (viii) No Insolvency. To the knowledge of the Mortgage Loan Seller, neither the Mortgagor nor any guarantor is a debtor in any state or federal bankruptcy or insolvency proceeding or any regulatory proceeding.

         (ix) No Proceedings. To the knowledge of the Mortgage Loan Seller, as of the Closing Date, there is no pending action, suit or proceeding, arbitration or governmental investigation against a Mortgagor or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Mortgagor's ability to perform under the related Mortgage Loan.

         (x) Single-Purpose Borrower. (A) the Mortgage Loan Documents executed in connection with each Mortgage Loan require that the related Mortgagor be a single-purpose entity, (B) the Mortgage Loan Seller has not waived such covenants and has no knowledge that the Mortgagor is not in compliance therewith, (C) with respect to each Mortgage Loan with a Cut-off Date balance greater than 1% of the Initial Pool Balance the related Mortgagor is a single purpose entity and (D) the Mortgagor is organized under the laws of a state, territory or district of the United States. For purposes of this representation, "single-purpose entity" shall mean an entity, other than an individual, the organizational documents of which limit its purpose to owning and operating a single property or group of properties, does not engage in any business unrelated to such property and its financing, and does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan.

         (xi) Mortgagor Is The Sole Owner of Interest in Lease Payments. No person other than the Mortgagor owns any interest in any payments due under the leases relating to the Mortgaged Property that is superior to or of equal priority with the Mortgage Loan Seller's interest therein.

         (xii) Defeasance; No REMIC Disqualification. With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years of the Closing Date, (B) the Mortgagor can pledge only United States government securities (within the meaning of section 2(a)(16) of the Investment Company Act of 1940) as the substitute collateral and (C) the Mortgagor can be required by the Master Servicer to establish that the release of the lien is to facilitate the disposition of the Mortgaged Property or is in connection with some other customary commercial transaction and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         (xiii) REMIC Qualification. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation ss.1.860G-2(f)(2) that treats a defective obligation as a "qualified mortgage" or any substantially similar successor provision) and any and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation ss.1.860G-1(b)(2).

         (xiv) Existing Indebtedness. Except as set forth in Exhibit D, there are no subordinate or pari passu Mortgages encumbering the related Mortgaged Property, no preferred equity interests held by the Mortgage Loan Seller or mezzanine debt related to such Mortgaged Property.

         (xv) No Additional Indebtedness. Except as set forth in Exhibit D, each Mortgage Loan prohibits the related Mortgagor from mortgaging or otherwise encumbering the Mortgaged Property and from carrying any additional indebtedness except in connection with (A) trade debt and equipment financings in the ordinary course of Mortgagor's business and (B) liens arising by operation of law that are contested in accordance with the terms of the Mortgage Loan.

         (xvi) Annual Reports. Each Mortgage Loan requires the related Mortgagor to provide annual operating statements, rent rolls, and other information that the holder of the Mortgage Loan may reasonably request in connection with the related Mortgagor and the related Mortgaged Property.

         (xvii) Proceeds Fully Disbursed. The proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor. No advance of funds has been made by the Mortgage Loan Seller , any affiliate or any third party originator to the related Mortgagor and no funds have been received from or on behalf of any person other than the related Mortgagor for, or on account of, payments due on the Mortgage Loan.

         (xviii) No Negative Amortization. Other than the ARD Loans, which may have negative amortization from and after their respective Anticipated Repayment Dates, no Mortgage Loan provides for a shared appreciation or equity participation feature, any other contingent or additional interest feature or the negative amortization of interest.

         (xix) Whole Loan. Each Mortgage Loan is a whole loan. Neither Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contributions to any Mortgagor under a Mortgage Loan other than contributions made on or prior to the closing date.

         (xx) Cross-Collateralization. No Mortgage Loan is cross-collateralized with any mortgage loan that is not included in the Trust.

         (xxi) Conditions for Releases of Mortgaged Property. Except in connection with Mortgage Loans that are cross-collateralized and certain Mortgage Loans that are secured by more than one Mortgaged Property, no Mortgage Loan allows the Mortgage Loan Seller to release any portion of the related Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full of all amounts due under the related Mortgage Loan, (B) releases of unimproved out-parcels, (C) releases of portions of the Mortgaged Property that will not have a material adverse effect on the adequacy of the remaining collateral for the related Mortgage Loan or (D) substitution of government securities for such Mortgaged

                Property in a defeasance complying with Treasury Regulations ss.1.860G-2(a)(8).

         (xxii) Documents Valid. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with each Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xxiii) Assignments of Leases Create First Priority Security Interest.
                 Unless the related Mortgaged Property is owner occupied, the Mortgage File for such Mortgage Loan contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage, which creates in favor of the holder thereof a valid, collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property. Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related reassignment of Assignment of Leases, if any, or assignment of any other agreement executed in connection with each Mortgage Loan, from the Mortgage Loan Seller to the Purchaser (or the Trustee as its assignee) constitutes the legal, valid, binding and enforceable assignment from the Mortgage Loan Seller to the Purchaser (or Trustee as its assignee) except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xxiv) Mortgages and Security Agreements Create First Lien. Each Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exclusions and exceptions (general and specific) set forth in a lender's title insurance policy, none of which, individually or in the aggregate, materially interferes with the current use of the related Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property. As of the date of origination of such Mortgage Loan and as of the Closing Date, such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy or are referred to in the preceding sentence. Any Security Agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien on and first priority security interest in the personal property described therein (including hotel revenues with respect to a Mortgaged Property that is operated as a hotel), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xxv) No Defenses to Payment. The Mortgage Loan is not subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, available to the related Mortgagor with respect to such Mortgage Note, Mortgage, Assignment of Leases and other agreements with respect to any excess interest on an ARD Loan after the related Anticipated Repayment Date and any default interest, late charges, prepayment premiums, yield maintenance charges.

         (xxvi) Mortgage Loan Documents Comply With Law. The terms of each of the Mortgage Loan Documents comply in all material respects with all requirements of applicable local, state or federal law.

         (xxvii) Customary Provisions. Each related Mortgage contains customary and enforceable (subject to bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally or by general principles of equity) provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally or by general principles of equity).

         (xxviii) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate or a leasehold estate in all of the real property constituting a part of the Mortgaged Property.

         (xxix) Recorded Instruments. Both the Mortgage and the assignment of Mortgage for each Mortgage Loan have been properly recorded in the applicable jurisdiction and constitute the legal, valid and binding assignment of such Mortgage Loan. Except as set forth in Exhibit D attached hereto, the full amount of the Mortgage has been recorded on each related Mortgaged Property, and all applicable mortgage recording taxes have been paid.

         (xxx) UCC Financing Statements. A Form UCC-1 financing statement has been submitted for filing or recordation with respect to personal property constituting a part of the related Mortgaged Property as to which a security interest can be perfected by filing (including hotel revenues with respect to a Mortgaged Property that is operated as a hotel), and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller is in suitable form for filing) and to file in the filing office in which such financing statement was filed

         (xxxi) Collateral. The Mortgage Note is not and has not been secured by any collateral other than collateral covered by the related Mortgage, the related Assignment of Leases (if any) and any other agreement executed in connection with the origination of the Mortgage Loan.

         (xxxii) Borrower's Licenses and Permits. As of the date of origination of each Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, each related Mortgagor was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect.

         (xxxiii) No Usury Violation. The Mortgage Rate (exclusive of any excess interest on an ARD Loan after the related Anticipated Repayment Date and any Default Interest, late charges, Prepayment Premiums and Yield Maintenance Charges) of each Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with as of the date of origination of each Mortgage Loan.

         (xxxiv) Acceleration Provisions. Each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged

                   Property, or any controlling interest therein, is directly or indirectly transferred or sold (other than transfers for estate planning purposes and other purposes where no change of control occurs) or encumbered in connection with subordinate financing (other than any indebtedness described in clauses (xiv) and (xv) above) and each related Mortgage or loan agreement prohibits the pledge or encumbrance of the Mortgaged Property without the consent of the holder of the Mortgage Loan.

         (xxxv) Non-Recourse Mortgage Loan. The Mortgage Loan Documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except for certain acts including fraud, willful misconduct or material misrepresentation by the related Mortgagor and/or its affiliates, in which case either (A) such Mortgage Loan shall become a recourse obligation of the Mortgagor or another person or (B) the Mortgagor or another person shall assume personal liability for any losses incurred by the Mortgage Loan Seller or its assignee due to such acts. Additionally, the Mortgage Loan Documents for each Mortgage Loan provide that the related Mortgagor or another person thereunder shall be liable to the related Mortgage Loan Seller for any losses incurred by the Mortgage Loan Seller due to (1) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (2) acts of waste and (3) breaches of any environmental covenants contained in the related Mortgage Loan Documents.

         (xxxvi) Mortgages Secured by Deeds of Trust. To the knowledge of the Mortgage Loan Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related Mortgagor (following demand on the related IDOT Guaranty if applicable) or in connection with the release of the related Mortgaged Property, no fees are or will become payable to such trustee.

         (xxxvii) Escrows. All amounts required to have been deposited by each Mortgagor under the Mortgage Loan Documents have been deposited. All of the Mortgage Loan Seller's interest in these amounts will be conveyed to the trust. All requirements for escrows are memorialized in one or more written agreements that are contained within the Mortgage File for such Mortgage Loan.

         (xxxviii) Property Condition. To the Mortgage Loan Seller's knowledge, based upon a site inspection conducted in connection with the origination of the Mortgage Loan and a review of the related engineering report, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan; the Mortgage Loan Seller has received no actual notice of (A) any proceeding pending for the total or partial condemnation of such Mortgaged Property or (B) any damage to such Mortgaged Property that materially and adversely affects the value of such Mortgaged Property.

         (xxxix) No Delinquent Charges. There are no delinquent taxes, ground rents, insurance premiums or assessments (including, without limitation, assessments payable in future installments or other similar outstanding charges, water charges or sewer rents) affecting any Mortgaged Property or such amounts, if existing and in dispute, have been escrowed or covered by a letter of credit. For purposes of this representation, an obligation shall become "delinquent" on the date on which both of the following conditions are satisfied: (A) interest and/or penalties are due with respect to the unpaid amount and (B) enforcement action can be taken by the related taxing authorities.

         (xl) No Encroachments. All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, with the exception of de minimis encroachments, and the Mortgage Loan Seller has obtained title insurance insuring against any losses arising from such de minimis encroachments. No improvements on adjoining properties encroach upon any Mortgaged Property except for de minimis encroachments or encroachments as to which the Mortgage Loan Seller has obtained title insurance coverage insuring against losses arising from such encroachments.

         (xli) Mortgaged Property Compliance with Zoning Laws Etc. The improvements located on or forming part of each Mortgaged Property materially comply with applicable zoning and building laws, ordinances and regulations, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property.

         (xlii) Permanent Financing. The Mortgage Loan was not originated for the purpose of financing the construction of uncompleted improvements on the related Mortgaged Property.

         (xliii) Property Inspections. The Mortgage Loan Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months.

         (xliv) Access. Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community and otherwise appropriate for the use in which the

                   Mortgaged Property is currently being utilized, and is a separate tax parcel.

         (xlv) First Priority Lien Insured. The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related Mortgagor in the original principal amount of the related Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) and is insured by an ALTA lender's title insurance policy or its equivalent (or a binding commitment therefor), insuring the Mortgage Loan Seller, its successors and assigns in the original principal amount of the Mortgage Loan after all advances of principal have been paid, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exclusions and exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property. The premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Purchaser and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Mortgage Loan Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy.

         (xlvi) Environmental Matters. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance or material existence of hazardous material or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, the remedial action recommended to be taken in the report has been taken, or funds sufficient to cover any recommended remedial action have been escrowed by the related Mortgagor and held by the Mortgage Loan Seller under the related Mortgage or the Tenant under a Credit Tenant Loan has the obligation to remedy such condition or circumstance. To the best of the Mortgage Loan Seller's knowledge, in reliance on such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards other than as disclosed in such environmental reports, and to the best of the Mortgage Loan Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except as indicated in certain environmental reports or other documents previously provided to the Rating Agencies; the Mortgage Loan Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to the best of its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Each Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Mortgage Loan Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

         (xlvii) Additional Insurance. Each Mortgage Loan requires that the Mortgaged Property be covered by the following insurance policies naming the Mortgagee and its successors and assigns as additional insured, in an amount at least equal to the lesser of the value of the replacement cost of the related Mortgaged Property or the principal balance of the related Mortgage Loan, and sufficient to avoid the operation of any co-insurance provisions: (A) fire and extended perils (included within the classification "All Risk of Physical Loss"), (B) 12 months of business interruption or rental loss insurance, (C) flood insurance if, based solely on a flood zone certification or a survey of the related Mortgaged Property, the property improvements are located in a 100-year flood plain, or if any portion of the improvements on the Mortgaged Property is located in a federally designated flood area "A" and (D) comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties. All premiums on such insurance policies required to be paid as of the Cut-off Date have been paid; such insurance policies may not be terminated or cancelled without 30 days prior written notice to the insured (for defaults other than non-payment, for which there is a minimum of 10 days written notice of cancellation) and no such notice has been received by the insured. Except as set forth in Exhibit D, the insurance provider of each such insurance policy has an A.M. Best's rating of at least "A:X" or a claims paying ability rating of at least "A" by Standard & Poor's or its equivalent. Other than the Credit Tenant Loans, each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor.

         (xlviii) Application of Insurance and Condemnation Proceeds. Subject to Clause (liv)(K) with respect to ground lease property, any insurance proceeds in respect of a casualty loss or taking, will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon, except that in the case of a ground-leased property casualty and condemnation proceeds are required to be paid first to the owner of the fee interest in the related property in accordance with terms of the related ground lease and then in accordance with the related Mortgage.

         (xlix) Terms of Mortgage. The Mortgage Loan is directly secured by a Mortgage on a commercial, industrial, self-storage, hospitality, mobile home park or multifamily residential property, and either (A) substantially all of the proceeds of the Mortgage Loan were used to acquire, improve or protect an interest in such real property which, as of the origination date, was the sole security for such Mortgage Loan (unless the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable) or (B) the fair market value of such real property was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under
                   Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (I) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in clauses (1) and (2) shall be made on an aggregate basis) and (II) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (B)(1) and (B)(2) shall be made on an aggregate basis.

         (l) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser, who, to the best of the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         (li) Credit Tenant Loans. With respect to each Mortgage Loan which is identified as a Credit Tenant Loan on Exhibit E attached hereto:

                    (A) except as set forth in Exhibit D, the base rental
                        payments under each Credit Lease are equal to or greater than the payments due under the Mortgage Loan Documents executed in connection with the related Credit Tenant Loan and are payable without notice or demand, and without setoff, counterclaim, recoupment, abatement, reduction or defense and, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the Tenant under the Credit Lease;

                    (B) (1) the obligations of the Tenant under each Credit
                        Lease, including, but not limited to, the obligation of the Tenant to pay fixed and additional rent, are not affected by reason of any damage to or destruction of any portion of the related Credit Tenant Property, any taking of such Credit Tenant Property or any part thereof, by condemnation or otherwise or any prohibition, limitation, interruption, cessation, restriction, prevention or interference of the Tenant's use, occupancy or enjoyment of such Credit Tenant Property, (2) with respect to each Credit Lease listed on Schedule I hereto, a Lease Enhancement Policy has been obtained or (3) with respect to condemnation, the Tenant is required to make a rejectable purchase offer for a purchase price that is greater than the then outstanding principal balance secured by the Mortgage;

                    (C) except as set forth in Exhibit D, every obligation
                        associated with managing, owning, developing and operating the Credit Tenant Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements, maintenance and repairs is an obligation of the Tenant;

                    (D) except as set forth in Exhibit D, no Mortgagor has any monetary obligations under any Credit Lease that have not been met, or any material nonmonetary obligations under any Credit Lease the breach of which would result in either the abatement of rent, a right of setoff or the termination of the related Credit Lease;

                    (E) no Tenant can terminate any Credit Lease for any reason
                        (except for a default by the related Mortgagor under the Credit Lease) prior to the payment in full of (1) the principal balance of the related Credit Tenant Loan, (2) all accrued and unpaid interest on such Credit Tenant Loan and (3) any other sums due and payable under such Credit Tenant Loan or, if a Tenant can terminate any Credit Lease as a result of a casualty or condemnation, a Lease Enhancement Policy has been obtained; or if a Tenant can terminate the Credit Lease with respect to a condemnation, the Tenant must make a rejectable purchase offer for a purchase price that is greater than the then outstanding principal balance secured by the Mortgage;

                    (F) if a Tenant assigns its Credit Lease or sublets the
                        related Credit Tenant Property, such Tenant remains primarily obligated under such Credit Lease;

                    (G) each Tenant has agreed to indemnify the related landlord from any claims of any nature (1) to which such landlord is subject because of landlord's estate in the leased property or (2) arising from (I) injury to or death of any person or damage to or loss of property on the related Credit Tenant Property or connected with the use, condition or occupancy of such Credit Tenant Property, (II) Tenant's violation of the related Credit Lease, (III) any act or omission of Tenant or (IV) any environmental or hazardous material affecting the related property created by the Tenant;

                    (H) if the obligations of the Tenant under any Credit Lease are guaranteed by a guarantor pursuant to a guaranty, the guaranty states that it represents the unconditional obligation of the guarantor and is a guarantee of payment, not merely of collection;

                    (I) to the Mortgage Loan Seller's knowledge, each Credit
                        Lease contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

                    (J) to the Mortgage Loan Seller's knowledge, in reliance on a Tenant estoppel certificate and representations made by the Tenant under the Credit Lease or representations made by the related Mortgagor under the Mortgage Loan Documents, as of the date of origination of each Credit Tenant Loan (1) each Credit Lease was in full force and effect, and no default by the related Mortgagor or any Tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (2) none of the terms of the related Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related Tenant estoppel), (3) no Tenant has been released, in whole or in part, from its obligations under the related Credit Lease, (4) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of any Credit Lease, or the exercise of any rights thereunder, render the Credit Lease unenforceable in whole or in part, or subject it to any right of rescission, offset, abatement, diminution, defense or counterclaim and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto and (5) each Credit Lease has a term ending on or after the Maturity Date (or Anticipated Repayment Date) of the related Credit Tenant Loan;

                    (K) except as set forth in Exhibit D, to the Mortgage Loan
                        Seller's knowledge, the related Credit Tenant Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, such Credit Tenant Property except under and pursuant to such Credit Lease, and the related Credit Tenant or an affiliate is in occupancy of such Credit Tenant Property;

                    (L) the Mortgage Loan Seller is entitled to notice of any
                        event of default from the Tenant under a Credit Lease;

                    (M) each Tenant under a Credit Lease is required to make all rental payments directly to the Mortgage Loan Seller, its successors and assignees under the related Credit Tenant Loan;

                    (N) each Credit Tenant Loan provides that the related Credit
                        Lease cannot be modified without the consent of the holder of the Mortgage Loan thereunder;

                    (O) except as set forth in Exhibit D, either (1) each Credit
                        Tenant Loan fully amortizes over its original term and there is no "balloon" payment due under the Credit Tenant Loan or (2) a Residual Value Policy has been obtained with respect to such Credit Tenant Loan;

                    (P) the related Credit Tenant Property has a permanent
                        certificate of occupancy (or its equivalent in jurisdictions that do not provide for the issuance of certificates of occupancy) and the Tenant has commenced making lease payments.

                    (Q) each Tenant has delivered an estoppel verifying the
                        rents and terms of the related lease, acknowledging that no rent has been paid in advance, and an estoppel and/or a subordination and nondisturbance agreement agreeing to attorn to the holder of the Mortgage Loan.

         (lii) Residual Value and Lease Enhancement Insurance Policy With Respect to Credit Tenant Loans. With respect to any Credit Tenant Loan for which a

                   Residual Value Policy or a Lease Enhancement Policy (collectively, the "Policies") has been obtained, and which are identified on Exhibit D attached hereto:

                    (A) Each Credit Tenant Loan in connection with which the
                        related Credit Lease may be terminated upon the occurrence of a casualty or condemnation has a noncancellable Lease Enhancement Policy from Chubb Custom Insurance Company ("Chubb") or Lexington Insurance Company ("Lexington"). The Chubb Lease Enhancement Policy in effect for each related Credit Tenant Loan is the "7/98" version. The Lexington Lease Enhancement Policy in effect for each related Credit Tenant Loan was issued in 1998 and the policy number is 63241 (11-95).

                    (B) Each Credit Tenant Loan in connection with which the
                        related Credit Lease will have a balloon payment due at maturity has a non-cancellable Residual Value Policy from R.V.I. American Insurance Company ("RVI") or Financial Structures Limited ("FSL"). The RVI Residual Value Policy in effect for each related Credit Tenant Loan is the "Single 1.1" policy and the FSL Residual Value Policy in effect for each related Credit Tenant Loan was issued in 1998.

                    (C) The Trustee and its assigns are designated as the loss payee under each related Policy. All claims proceeds are payable to the loss payee.

                    (D) Payment under each Policy will be made at least within
                        15 days of notification of a claim.

                    (E) The premium for each Policy has been paid in full as of the Policy effective date for the related Policy and the Policy cannot be terminated prior to the termination date.

                    (F) The effective date for each Policy with respect to each
                        Credit Tenant Loan is on or prior to the Closing Date.

                    (G) The termination date for each Policy with respect to
                        each Credit Tenant Loan is the date upon which the outstanding principal balance of the Credit Tenant Loan is reduced to zero.

                    (H) The insured amount for each such Policy is what the
                        applicable provider will pay to the loss payee upon notification of a claim and is at least equal to the outstanding principal balance of the related Mortgage Note at the time the claim is made plus all accrued interest.

                    (I) The Policy cannot be amended without the prior written consent of the Trustee.

         (liii) ARD Loans. If such Mortgage Loan is an ARD Loan it provides that:

                    (A) its Mortgage Rate will increase by no more than two
                        percentage points from and after its Anticipated Repayment Date;

                    (B) its Anticipated Repayment Date is not less than seven
                        years following the origination of such Mortgage Loan;

                    (C) (1) on the Closing Date, each ARD Loan will have a
                        lockbox in place, and (2) each related Mortgagor has entered into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Servicer;

                    (D) any cash flow from the related Mortgaged Property that is applied to amortize an ARD Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the monthly payment payable therefrom, be net of budgeted capital expenditures and capital expenditures that may be approved by the Servicer in accordance with the terms of the Pooling and Servicing Agreement.

                    (E) each ARD Loan is being amortized as of the Cut-off Date, and is not currently subject to an interest-only period;

                    (F) the holder of each ARD Loan may not exercise default
                        remedies if Mortgagor pays scheduled principal and interest (at the related Mortgage Rate);

                    (G) The property manager cannot be removed for the sole
                        reason that the ARD Loan continues to be outstanding after its Anticipated Repayment Date.

         (liv) Ground Leases. With respect to any Mortgage Loan where all or a material portion of the estate of the related Mortgagor therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Mortgage Loan Seller represents and warrants that:

                    (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee or its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Mortgage Loan Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related Mortgage File;

                    (B) The lessor under such ground lease has agreed in a
                        writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgage Loan Seller and its successors and assigns unless the holder of the Mortgage Loan fails to cure a Mortgagor ground lease default after applicable notice and cure periods;

                    (C) The ground lease has an original term (or an original
                        term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgage Loan Seller) that extends not less than 10 years beyond the Maturity Date (or Anticipated Repayment Date) of the related Mortgage Loan;

                    (D) Based on the title insurance policy (or binding
                        commitment therefor) obtained by the Mortgage Loan Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the lien of the Mortgage (other than any indebtedness described in clauses (xiv), (xv) and (xxiv) above and liens that encumber the ground lessor's fee interest);

                    (E) The ground lease is assignable to the Mortgage Loan
                        Seller and its successors and assigns under the related leasehold estate without the consent of the lessor thereunder , and in the event that such ground lease is so assigned, it is further assignable by the Depositor and its successors and assigns upon notice to, but without a need to obtain the consent of the lessor;

                    (F) As of the closing date of the related Mortgage Loan, the ground lease is in full force and effect, the Mortgage Loan Seller has received no notice that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                    (G) The ground lease or ancillary agreement between the
                        lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgage Loan Seller or its assignee and pursuant to such agreement, no notice given thereunder is effective against the Mortgage Loan Seller unless a copy has been given to the Mortgage Loan Seller in the manner prescribed in the ground lease or ancillary agreement;

                    (H) A Mortgage Loan Seller or its assignee is permitted a
                        reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the Mortgage Loan Seller or its assignee is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease.

                    (I) The ground lease does not impose any restrictions on
                        subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would materially and adversely affect the security provided by the related Mortgage;

                    (J) Under the terms of the ground lease and the related
                        Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgage Loan Seller or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                    (K) Under the terms of the ground lease and the related
                        Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking to the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the Mortgage Loan Seller or its assignee as a result of any casualty loss or partial condemnation, except to provide for an abatement of the rent or otherwise in accordance with the standard provisions of the related Mortgage;

                    (L) Provided that the Mortgage Loan Seller cures any
                        defaults which are susceptible of being cured, the lessor has agreed to enter into a new lease with the Mortgage Loan Seller upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

         (lv) Bondable Leases. With respect to each Credit Tenant Loan identified on Exhibit E as being secured by a Mortgaged Property with one or more Bondable Leases (which are identified in Exhibit E attached hereto) each Bondable Lease is subject to the following conditions:

                    (A) The rental payments under the related Bondable Lease are equal to or greater than the payments due under the related Mortgage Note and Mortgage, and are payable without notice or demand, and without setoff, counterclaim recoupment, abatement, reduction or defense.

                    (B) There is no right of rescission, offset, abatement,
                        diminution, defense or counterclaim to any Bondable Lease, in whole or in part, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

                    (C) The obligations of the Tenant under the related Bondable
                        Lease, including, but not limited to, the obligation of the Tenant to pay fixed and additional rent, are not affected by reason of: (w) any damage to or destruction of any portion of the related Credit Tenant Property;
                        (x) taking of the related Credit Tenant Property or any part thereof by condemnation or otherwise; (y) any prohibition, limitation, interruption, cessation, restriction, prevention or interference of the Tenant's use, occupancy or enjoyment of the related Credit Tenant Property or (z) with respect to condemnation, the Tenant is required to make a rejectable purchase offer for a purchase price that is greater than the outstanding principal balance of the Mortgage Loan.

                    (D) The landlord does not have any monetary obligations
                        under the related Bondable Lease, and every monetary obligation associated with the managing, owning, developing and operating the related Credit Tenant Property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the Tenant.

                    (E) The landlord does not have nonmonetary obligation sunder the related lease, except for the delivery of possession of the related leased property.

                    (F) The landlord has not made any representation or warranty under the related lease that would impose any monetary obligation upon the landlord or result in the termination of the related lease.

                    (G) The Tenant cannot terminate the related Bondable Lease for any reason other than condemnation of the related Mortgaged Property, prior to the payment in full of:

                         (1) The principal balance of the Mortgage Loan;

                         (2) All accrued and unpaid interest on the Mortgage
                             Loan; and
                         (3) Any other sums due and payable under the Mortgage
                             Loan, as of termination date, which date is a rent payment date, except for a default by the landlord under the related lease.

                    (H) The Tenant has agreed to indemnify the landlord from any claims of any nature:

                         (1) To which the landlord is subject because of the
                             landlord's estate in the related Credit Tenant Property, or

                         (2) Arising from

                             (I) Injury to or death of any person or damage to or loss of property on the related leased property or connected with the use, condition or occupancy o the related leased property,

                             (II)  The Tenant's violation of the related lease,

                             (III) Any act or omission of the Tenant or

                             (IV) Any environmental or hazardous material affecting the related property.

         (lvi)     Mortgage Loans Not Originated by Mortgage Loan Seller. With
                    respect to each Mortgage Loan originated by a correspondent of the Mortgage Loan Seller and purchased or "table funded" by the Mortgage Loan Seller in connection with a correspondent relationship with such originator, except as set forth on Exhibit D attached hereto:

                    (A) such Mortgage Loan was underwritten substantially in
                        accordance with standards established by the Mortgage Loan Seller, (which standards are in all material respects the same as the underwriting standards for Mortgage Loans originated by the Mortgage Loan Seller);

                    (B) such Mortgage Loan was originated pursuant to an
                        ongoing, standing relationship with the Mortgage Loan Seller;

                    (C) the closing documents (which include assignment
                        documents executed by the Mortgage Loan originator in favor of the Mortgage Loan Seller at the time of the closing of the Mortgage Loan) for the Mortgage Loan were prepared in substantial compliance with forms approved by the Mortgage Loan Seller, and reflect the Mortgage Loan Seller as the successor and assign to the Mortgage Loan originator; and

                    (D) such Mortgage Loan either was actually funded by and
                        assigned to the Mortgage Loan Seller at the closing thereof, or was funded initially by the Mortgage Loan originator at the closing thereof and then acquired by the Mortgage Loan Seller from such Mortgage Loan originator pursuant to its ongoing, standing relationship with the Mortgage Loan Seller.

         (lvii) Origination. Each Mortgage Loan originated by the Mortgage Loan Seller was underwritten consistent in all material respects with the standards of the Mortgage Loan Seller as then in effect and each Mortgage Loan purchased by the Mortgage Loan Seller from a third-party originator was underwritten consistent in all material respects with prudent commercial mortgage conduit lending standards.

         (lviii) Waivers. The Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, any prior holder of the Mortgage Loan has not waived any default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note.

         (lix) Qualification. To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectibility of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

         3.3. Remedies for Breach of Certain Representations and Warranties. (a) It is understood and agreed that the representations and warranties set forth herein shall survive the sale of the Mortgage Loans to the Purchaser, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement, and shall inure to the benefit of the Purchaser, and the Trustee as the transferee of the Purchaser, notwithstanding (1) any restrictive or qualified endorsement on any Mortgage Note, assignment of Mortgage, Assignment of Leases, Rents and Profits or reassignments thereof (2) any termination of this Agreement or (3) the examination by any Person of, or failure by any Person to examine, any Mortgage File. It is further understood and agreed that the representations and warranties set forth in Section 3.2(b) do not cover any mortgage loans sold to the Purchaser by any other Person.

         (b) Upon the receipt of notice or discovery by the Mortgage Loan Seller, the Purchaser or the Trustee that (i) a document required to be delivered, recorded or filed pursuant to Section 2.4 of this Agreement in connection with any Mortgage Loan has not been executed or received, has not been recorded or filed (if required), appears not to be what it purports to be or has been torn, mutilated or otherwise defaced prior to the delivery thereof (such Mortgage Loan, a "Defective Document Mortgage Loan") or (ii) a breach of any of the foregoing representations and warranties (other than the representations and warranties set forth in Sections 3.1(a) and 3.2(a)) (a "Breach") which, in the case of either clause (i) or (ii), materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the party discovering (x) that a Mortgage Loan is a Defective Document Mortgage Loan or (y) the existence of a Breach (any such Mortgage Loan as described in the preceding clause (x) or so affected by a Breach as described in clause (y), a "Defective Mortgage Loan") shall give prompt written notice thereof to the other parties. Within 90 days of the earlier of its discovery or its receipt of notice of any such Defective Mortgage Loan, the Mortgage Loan Seller shall at its option either (i) promptly cure such defect or Breach in all material respects; provided, however, that the Mortgage Loan Seller will have an additional 90-day period to cure such defect or Breach if it is diligently proceeding with such cure, and has delivered to the Trustee, the Servicer and each Rating Agency an officer's certificate with all relevant correspondence and communication in the possession of the Mortgage Loan Seller as of the date thereof relating to such Defect or Breach that describes the reasons that a cure was not effected within the first 90-day cure period and the actions it proposes to take to effect such cure and which states that it anticipates such cure will be effected within the additional 90-day period or (ii) repurchase each Defective Mortgage Loan at the Repurchase Price for such Mortgage Loan. The payment of the Repurchase Price with respect to any Mortgage Loans repurchased by the Mortgage Loan Seller shall be paid in accordance with the directions of the owners of such Mortgage Loans. It is understood and agreed that the obligations of the Mortgage Loan Seller set forth in this Section 3.3(b) to cure or repurchase a Defective Mortgage Loan constitute the sole remedies available to the Purchaser and its successors and assigns respecting a Defective Mortgage Loan. Upon any such repurchase of a Mortgage Loan by the Mortgage Loan Seller, the Purchaser shall execute and deliver (or shall cause the Trustee to execute and deliver) such instruments of transfer or assignment presented to it by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related rights under each agreement which were assigned pursuant to Section 3.7 hereof, and shall deliver the related Mortgage File to the Mortgage Loan Seller or its designee after receipt of the related Repurchase Price.

         (c) Except as expressly set forth in Section 3.3(b), no provision of this Agreement shall be interpreted as limiting (or otherwise be deemed to limit) the Purchaser's right to pursue any remedies it may have under this Agreement, in equity or at law, in connection with any breach by the Mortgage Loan Seller of any term hereof.

         (d) The Mortgage Loan Seller hereby acknowledges the assignment by the Purchaser to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to cure or repurchase Defective Mortgage Loans pursuant to this Section. The Trustee or its designee may enforce such obligation as provided in Section 5.3 hereof.

         (e) The Mortgage Loan Seller hereby acknowledges and agrees that, pursuant to Section 2.03(e) of the Pooling and Servicing Agreement, the Servicer and the Special Servicer (in the case of Specially Serviced Mortgage Loans) have the right, for the benefit of the Certificateholders, to enforce the obligations of the Mortgage Loan Seller under this Section 3.3. The Servicer and the Special Servicer, as the case may be, shall be reimbursed for the reasonable costs of such enforcement from a specific recovery of costs, expenses or attorneys' fees against the applicable Mortgage Loan Seller first, from a specific recovery of costs, expenses or attorneys' fees against the Mortgage Loan Seller ordered or awarded pursuant to an adjudication and second, from the Purchase Price (as defined in the Pooling and Servicing Agreement) in the manner contemplated by
Section 2.03(e) of the Pooling and Servicing Agreement.

         3.4. Opinions of Counsel. The Mortgage Loan Seller hereby covenants to the Purchaser to, simultaneously with the execution hereof, deliver or cause to be delivered to the Purchaser (a) opinions of counsel as to various corporate matters in form satisfactory to the Purchaser (it being agreed that the opinion shall expressly provide that the Trustee and the Fiscal

Agent shall be entitled to rely on such opinions); and (b) opinions of counsel for the Mortgage Loan Seller, in form acceptable to the Purchaser, its counsel, and each Rating Agency, as to such matters as shall be required for the assignment of the ratings of the Certificates and otherwise as required by the Certificate Purchase Agreement and the Underwriting Agreement (it being agreed that such opinions or appropriate reliance letters shall expressly provide that the Trustee and the Fiscal Agent shall be entitled to rely on such opinions).

         3.5. Underwriting. The Mortgage Loan Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Certificate Purchase Agreement and the Underwriting Agreement at or prior to the Closing Date.

         3.6. Further Assurances; Securitization Cooperation. The Mortgage Loan Seller agrees to execute and deliver such instruments and take such actions as the Purchaser may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and to effectuate the securitization of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and to carry out its obligations under the Pooling and Servicing Agreement.

         3.7 Assignment of Purchase Agreement. The Mortgage Loan Seller for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, transfers, assigns, delivers, sets-over and conveys to the Purchaser all the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans pursuant to each agreement between the Mortgage Loan Seller and the originators of the Mortgage Loans (where such originators are Persons other than the Mortgage Loan Seller) pursuant to which the Mortgage Loan Seller acquired rights in such Mortgage Loan (which agreements are set forth on Schedule I attached hereto), including, without limitation, all of the Mortgage Loan Seller's right, title and interest in any claims, insurance policies, escrow accounts, demands, causes of action and any other collateral arising out of and/or executed and/or delivered in or to, together with any other documents or instruments executed and/or delivered in connection with or otherwise related to the Mortgage Loans, without recourse, representation or warranty except as set forth herein.




                              [End of Article III]

                                   ARTICLE IV.

                               CLOSING CONDITIONS

         4.1. Purchaser's Conditions to Closing. The obligations of the Purchaser under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

         (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller.

         (b) The Purchaser or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Purchaser and in form and substance satisfactory to the Purchaser, the Underwriters and their respective counsel, duly executed (except in the case of (i) and (ii)) by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

         (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage File shall be delivered to and held by the Trustee on behalf of the Purchaser;

         (ii)   the final Mortgage Loan Schedule attached hereto as Exhibit A;

         (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

         (iv) an opinion of _______________, counsel to the Mortgage Loan Seller, substantially in the form attached hereto as Exhibit C;

         (v) such other opinions of counsel as the Mortgage Loan Seller, the Depositor or the Underwriters may require;

         (vi) the Merrill Lynch Mortgage Loan Purchase and Sale Agreement duly executed and delivered;

         (vii) such other documents, certificates and opinions as may be necessary to secure for the Certificates the ratings from Moody's Investors Services, Inc. ("Moody's") and Fitch IBCA, Inc. ("Fitch IBCA") set forth in Clause (viii) of this Section 4.1(b);

         (viii) Letters from Moody's and Fitch IBCA showing the following ratings: for the Class A-1 Certificates, a "Aaa" rating from Moody's and a "AAA" rating from Fitch IBCA; for the Class A-2 Certificates, a "Aaa" rating from Moody's and a "AAA" rating from Fitch IBCA; for the Class X Certificates, a "Aaa" rating from Moody's and a "AAA" rating from Fitch IBCA; for the Class B Certificates, a "Aa2" rating from

     Moody's and a "AA" rating from Fitch IBCA; for the Class C Certificates, a "A2" rating from Moody's and a "A" rating from Fitch IBCA; for the Class D Certificates, a "Baa2" rating from Moody's and a "BBB" rating from Fitch IBCA; for the Class E Certificates, a "Baa3" rating from Moody's and a "BBB-" rating from Fitch IBCA; for the Class F Certificates, a "Ba2" rating from Moody's; for the Class G Certificates, a "B2" rating from Moody's; for the Class H Certificates, a "B3" rating from Moody's.

         (ix) a letter from the independent accounting firm of PriceWaterhouseCoopers, LLC in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus and the Prospectus Supplement and certain information regarding the Certificates as set forth in the Prospectus and the Prospectus Supplement.

         4.2. Mortgage Loan Seller's Condition to Closing. The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, to the Purchaser's compliance with all of the Purchaser's obligations under this Agreement.



                               [End of Article IV]

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1. Costs. (a) The Purchaser shall pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) fees for title policy endorsements and continuations or any recordation expenses for all documents to be recorded, including without limitation, the assignments of the Mortgages and the assignments of the Assignments of Leases and any other documentation requested by the Purchaser as further assurance of the transactions contemplated herein, (ii) the expenses of preparing, printing and reproducing (A) the Memorandum with respect to the Privately Placed Certificates and the Prospectus Supplement with respect to the Publicly Offered Certificates, (B) the Purchase Agreement, (C) the Pooling and Servicing Agreement and (D) the Certificates, (iii) the cost of delivering the Privately Placed Certificates to the office of the Placement Agent or the Purchaser, as applicable, insured to the satisfaction of the Placement Agent or the Purchaser, as applicable and (iv) the cost of delivering the Publicly Offered Certificates to the office of the Underwriter.

         (b) The Mortgage Loan Seller shall pay or cause to be paid to the Purchaser its Allocable Share of the Purchaser's out-of-pocket expenses allocable to the Mortgage Loans, including, but not limited to the Purchaser's attorneys' fees and expenses.

         5.2. Indemnification and Contribution: (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser, the directors, officers, employees and agents of the Purchaser, and each person who controls the Purchaser within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (in preliminary or final form), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon any information provided by or on behalf of the Mortgage Loan Seller to the Purchaser with respect to the Mortgage Loans or itself (collectively, and as further described below, the "Mortgage Loan Seller Information"), and the Mortgage Loan Seller shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Mortgage Loan Seller's agreement to indemnify and reimburse the Underwriters, their respective officers and directors, or any person controlling the Underwriters under this Section 5.2 shall not apply to any loss, claim, damage, liability or expense arising out of or relating to claims asserted by any person who purchased any registered Certificates pursuant to the Preliminary Prospectus Supplement that are the subject of such claims if such person did not receive a copy of the Prospectus Supplement upon or before settlement of the sale or such registered Certificates to such Person, in any case where the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact contained in such Preliminary Prospectus Supplement which was the basis of any such claim was corrected in the Prospectus Supplement and provided, further, that the indemnification provided by this Section 5.2 shall not apply to the extent that such untrue statement or omission was made as a result of an error in any aggregation (other than an aggregation made by the Mortgage Loan Seller or an aggregation contained in tabular information provided by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor and the related Mortgaged Properties with comparable information relating to other mortgage loans conveyed by other mortgage loan sellers. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have. For all purposes of this Agreement, and notwithstanding anything herein contained to the contrary, the Mortgage Loan Seller Information includes, and is limited to, (i) the representations and warranties of the Mortgage Loan Seller set forth in Section 2 herein, (ii) summaries of the individual Mortgage Loans and any letters, certifications and other materials furnished to the Purchaser by the Mortgage Loan Seller relating to the Mortgage Loans, (iii) reports of environmental assessments of the related Mortgaged Properties, (iv) reports of site inspections of the related Mortgaged Properties, (v) all information and documentation relating to the Mortgage Loans and included in the investor and Rating Agencies due diligence files and any documents or information relating to the Mortgage Loans and provided by the Mortgage Loan Seller or any of its affiliates to potential investors, including but not limited to Mortgage Loan legal, underwriting and servicing documents and information, (vi) the information regarding the Mortgage Loans, property managers and the Mortgage Loan Seller set forth in the Prospectus and in any amendment thereof or supplement thereto, and (vii) any computer diskettes, computer tapes and/or other electronic media containing (A) the information on the Mortgage Loan Schedule, and (B) information regarding the Mortgage Loans provided to the Depositor or any Underwriter and used in preparing Computational Materials (as such term is defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "SEC"), dated May 20, 1994 to Kidder, Peabody Acceptance Corporation I), Collateral Term Sheets, ABS Term Sheets, and/or Structural Term Sheets (as such terms are defined in the no-action letter issued by the SEC, dated February 17, 1995 to the Public Securities Association.

         (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller, its directors, officers, employees and agents, and each person, if any, who controls the Mortgage Loan Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (in preliminary or final form), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent the such untrue statement, alleged untrue statement, omission or alleged omission is based upon the Mortgage Loan Seller Information, and the Purchaser shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section
5.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.2, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 5.2, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 5.2. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Purchaser in the case of subsection (a), representing the indemnified parties under subsection (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) If the indemnification provided for in this Section 5.2 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 5.2, then the Mortgage Loan Seller and the Purchaser shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
(b) above, in such proportion as is appropriate to reflect (i) the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans and the offering of the Certificates and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above, but also to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Purchaser on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Purchaser on the one hand and the Mortgage Loan Seller on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses but net of underwriting discounts and commissions) received by the Purchaser bear to the total net proceeds received by the Mortgage Loan Seller with respect to the sale of the Mortgage Loans (before deducting expenses). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

         5.3. Third Party Beneficiaries; Survival. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and may be enforced by or on behalf of, the Trustee and the Holders of Certificates to the same extent that the Purchaser has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein, and all such representations and warranties shall survive delivery of the Mortgage Files to the Trustee until the termination of the Pooling and Servicing Agreement. Section 5.2 of this Agreement shall survive delivery of the Mortgage Files to the Trustee and remain in full force and effect after the termination or cancellation of this Agreement.

         5.4. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided in Section 5.3 hereof.

         5.5. Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         5.6. Modifications. (a) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

         (b) This Agreement may not be changed in any manner which would have a material adverse effect on Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in the Pooling and Servicing Agreement.

         (c) This Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original and all of which shall together constitute but one and the same instrument.

         5.7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Purchaser, will be mailed, delivered or transmitted by facsimile and confirmed to it at PaineWebber Mortgage Acceptance Corporation V, 1285 Avenue of the Americas, 19th Floor, New York, New York 10019, Attention: Steven J. Plust, telecopy number: (212) 713-8607, with a copy to O'Melveny & Myers LLP, 153 E. 53rd Street, New York, New York 10022, Attention: Gary Barnett, Esq., telecopy number: (212) 326-2061; or, if sent to the Mortgage Loan Seller, will be mailed, delivered or transmitted by facsimile and confirmed to it at Paine Webber Real Estate Securities Inc., 1285 Avenue of the Americas, 19th Floor, New York, New York 10019, Attention: Steven J. Plust, telecopy number: (212) 713-8606, with a copy to O'Melveny & Myers LLP, 153 E. 53rd Street, New York, New York 10022,
Attention: Gary Barnett, Esq., telecopy number: (212) 326-2061.

         5.8. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         5.9. Confirmation of Intent. It is the express intent of the parties hereto that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Mortgage Loan Seller then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Purchaser or any successor thereto of the related Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.




                        [Signatures Appear on Next Page]

         IN WITNESS WHEREOF, the Purchaser and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                        PAINEWEBBER MORTGAGE ACCEPTANCE
                                        CORPORATION V
                                        as Purchaser

                                        By: /s/ Steven J. Plust
                                           ___________________________________
                                           Name:  Steven J. Plust
                                           Title: Managing Director



                                        PAINE WEBBER REAL ESTATE SECURITIES INC.
                                        as Mortgage Loan Seller


                                        By: /s/ Steven J. Plust
                                           ___________________________________
                                           Name:  Steven J. Plust
                                           Title: Managing Director


                        EXHIBIT A MORTGAGE LOAN SCHEDULE              EXHIBIT A


LOAN
ID           PROPERTY NAME                           PROPERTY TYPE     ORIGINATOR       ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
PW - 4817    Hunt Valley Executive Plaza             Office            PWREI            11350 McCormick Rd.
PW - 4818    The Galleria                            Mixed             PWREI            1407-1447 York Road
PW - 3825    Beckman Coulter, Inc.                   CTL               PWREI            317 and 1000 Lake Hazeltine Drive
PW - 4819    Timonium Corporate Center               Office            PWREI            9515 Deereco Road
PW - 7371    Kelsey Hayes                            Industrial        PWREI            12000 and 12025 Tech Center Drive
PW - 6093    Concourse I & II Shopping Center        Retail            PWREI            820 & 827 Rector Drive
PW - 7215    Market Center East                      Retail            PWREI            11130 Lomas Blvd.
PW - 1696    Kmart - Ponce                           CTL               PWREI            Road 591 & State Rd. #2
PW - 3346    INS Regional Office                     Industrial        ARIES            2411 Boswell Road
PW - 3879    Regal Cinemas, Inc.                     CTL               PWREI            3301 Plank Road
PW - 7009    The Patriots Apartments                 Multifamily       PWREI            1272 South Union Road
PW - 3000    Peace Arch Factory                      Retail            WARD COOK        Interstate 5 & Birch Bay- Linden Road
PW - 6542    Rockport Apartments                     Multifamily       PWREI            8500 Nairn
PW - 4035    Hartford Plaza Shopping Center          Retail            ARIES            1201-1275 Bell Avenue
PW - 2034    330-348 East Fordham Road               Retail            PWREI            340-348 East Fordham Road
PW - 6543    Heatherwood Apartments                  Multifamily       PWREI            9001 S. Braeswood
PW - 5651    Best Western Hershey                    Hospitality       ARIES            NE Corner of Rt. 422 & Sipe Ave
PW - 4747    Larpenteur Estates                      Multifamily       PWREI            1260-1280 W. Larpenteur Avenue
PW - 2365    Bancroft Plaza                          Industrial        WARD COOK        Bancroft between 5th and 6th Streets
PW - 4139    Rockford Portfolio                      Industrial        PWREI            2076-2082 East University Drive;
                                                                                        503-519 and 605-653 South Rockford Drive;
                                                                                        620-648 South River Road
PW - 4149    Manor Parkway                           Industrial        PWREI            10, 12A & 12B Manor Pkwy.
PW - 3766    Park Greenwood Apartments               Multifamily       ARIES            SWQ of US 31 & Fry Road
PW - 2804    Laidlaw Transit, Inc.                   CTL               PWREI            1200 S. Martin L. King Blvd.
PW - 6545    Cedar Branch Apartments                 Multifamily       PWREI            1217 Blalock

PW - 4151A   Emerald Hills Village MHP               Mobile Home Park                   8555 Bacardi Avenue
PW - 4151B   Beaver Lake Estates MHP                 Mobile Home Park                   2423 East Maryland Avenue
PW - 4151    Emerald Hills / Beaver Lake Estates MHP                   PWREI

PW - 1890    70 Jackson Drive                        Industrial        PWREI            70 Jackson Drive
PW - 2005    Evans Corporate Park                    Industrial        PWREI            8350 East Evans Road
PW - 4370    Hampton Inn Columbia                    Hospitality       PWREI            1551 Barbara Drive

PW - 2982A   Summit Bank-Collingswood                Retail                             836-46 Haddon Avenue
PW - 2982B   Summit Bank-Madison                     Retail                             16 Waverly Place
PW - 2982C   Summit Bank-Springfield                 Retail                             175 Morris Avenue
PW - 2982D   Summit Bank-Edison                      Retail                             46 Parsonage Road
PW - 2982E   Summit Bank-Plainfield                  Retail                             335-345 East Front Street
PW - 2982F   Summit Bank-Westfield                   Retail                             173 Elm Street
PW - 2982    Summit Bank Portfolio                                     PWREI

PW - 4923    Howard Johnson Oceanfront               Hospitality       PWREI            2560 North Atlantic Avenue
PW - 3441    Loft Building                           Industrial        PWREI            516-530 West 25th Street
PW - 4975    Napa Olympia Mobilodge                  Mobile Home Park  PWREI            244 American Canyon Road
PW - 6460    D.C. Farmers' Market                    Industrial        SUBURBAN         1309& 1325 5th Street
PW - 3471    Grand Place Commons                     Industrial        PWREI            40020-40028 Grand River
PW - 2550    Days Inn Eastgate                       Hospitality       ARIES            5245 West Irlo Bronson Memorial Hwy
PW - 3397    Executive Square Office Park            Office            COLLATERAL       4277-4329 Memorial Drive
                                                                       MORTGAGE
PW - 3086    Comfort Inn & Suites - Orangeburg       Hospitality       VALUEXPRESS      3671 St. Matthews Road
PW - 6024    Cleveland Clinic                        Office            PWREI            2950 Cypress Creek Road
PW - 6544    Creekbend Apartments                    Multifamily       PWREI            7600 Creekbend
PW - 4047    Horton Court                            Office            ARIES            901-933 4th Avenue
PW - 2348    Best Western University Inn             Hospitality       VALUEXPRESS      1310 Highway 54 East
PW - 3189    Collegiate Apartments                   Multifamily       ARIES            485 Taylor Road
PW - 6023    29 East 61st Street                     Mixed             PWREI            29 East 61st Street
PW - 4479    Airport Parkway Quality Inn             Hospitality       ARIES            2400 Wilkinson Boulevard
PW - 4319    Best Western La Sammana                 Hospitality       VALUEXPRESS      817-A Ward Blvd. South
PW - 6025    Pill Box Plaza                          Retail            PWREI            1700 NW 122nd Terrace
PW - 2358    Post Haste Plaza                        Retail            PWREI            4401-4575 Sheridan Street
PW - 2064    Liberty Square Shopping Center          Retail            PWREI            6214 US Highway 98N
PW - 6329    Spring Creek Plaza                      Retail            PWREI            SWC Pershing Rd. and Monroe St.
PW - 4709    Hampton Inn- Clarksville                Hospitality       PWREI            190 Holiday Road
PW - 4625    Fountain Court                          Office            PWREI            8250-8300 College Parkway
PW - 3886    Mako Marine                             Industrial        PWREI            4355 NW 128th Street
PW - 3268    Tandy - East Hanover                    CTL               PWREI            301 Route 10
PW - 4355    Best Western Regent Inn                 Hospitality       VALUEXPRESS      123 Storrs Road
PW - 6265    Executive Resort Apartments             Multifamily       ARIES            1200 Holden Avenue

PW - 3265A   Comfort Inn                             Hospitality                        N.C. Highway 24/27
PW - 3265B   Rodeway Inn                             Hospitality                        200 Henson Street
PW - 3265    Comfort Inn/Rodeway Inn                                   PWREI

PW - 1481    Golden State Warehouse                  Industrial        PWREI            41 Cook Drive
PW - 4345    Richmond Oaks Apartments                Multifamily       SUBURBAN         1768 Richmond Circle
PW - 3146    Econolodge - Pooler                     Hospitality       VALUEXPRESS      500 East Highway 80
PW - 3821    Econo Lodge West                        Hospitality       SUBURBAN         2355 South Beulah Boulevard
PW - 3322    216 East 49th Street                    Office            PWREI            216 East 49th Street
PW - 4629    South Wabash                            Office            ARIES            1130 South Wabash Avenue
PW - 2969    163 First Avenue                        Multifamily       PWREI            163 First Avenue
PW - 3615    Cambridge Court Apartments              Multifamily       PWREI            3700 Buford Highway
PW - 7098    Washington Grandview                    Office            PWREI            12211 W. Washington Blvd.
PW - 4467    Hallmark Motor Inn                      Hospitality       SPARKS           4500 Central Texas Expressway
PW - 2346    Mountainside Crossing                   Retail            PWREI            4221 E. Chandler Boulevard
PW - 4048    Hard Rock Cafe                          Retail            ARIES            801-825 Fourth Avenue
PW - 3185    Eckerd - Palm Beach                     CTL               PWREI            7030 Jog Road
PW - 3736    University Commons Apartments           Multifamily       PWREI            250 University Avenue
PW - 2233    Century Resources                       Industrial        PWREI            1450 Concourse Drive
PW - 3714    Super 8 Phoenix                         Hospitality       SPARKS           4021 North 27th Avenue
PW - 5668    9000 Professional Centre                Office            ARIES            9000 Southwest 87th Court
PW - 3035    Ramada Inn South                        Hospitality       VALUEXPRESS      5624 Cagle Road

PW - 5994A   Crestmont Estates                       Multifamily                        3555-3575 Babbs Road
PW - 5994B   Independence Townhomes                  Multifamily                        1929-1939 Independence Boulevard
PW - 5994C   Residences at Independence              Multifamily                        1899-1907 Independence Boulevard
PW - 5994    Morgan Mitchell Properties                                WEXFORD

PW - 1623    Washington Place Apartments             Multifamily       PWREI            21-25 Howe St/7-11 Washington St.
PW - 3329    Building 210                            Industrial        PWREI            210 Aspen Airport Business Center
PW - 6314    Gardens Of Sunrise                      Multifamily       WEXFORD          3550 NW 91 Lane
PW - 4008    Days Inn South                          Hospitality       VALUEXPRESS      4220 South I-35
PW - 4112    Heritage Apartments                     Multifamily       PWREI            27662 Nicole Drive
PW - 4762    Comfort Inn Alexandria                  Hospitality       ARIES            7212 Richmond Highway
PW - 4674    1417-39 Sherwin Avenue                  Multifamily       PWREI            1417-39 Sherwin Avenue
PW - 3463    Superpetz Shopping Center               Retail            STANDARD         1610 Sam Rittenburg Boulevard
PW - 6021    Mercede Americana Plaza                 Retail            PWREI            3842 North University Drive
PW - 4896    School House Terrace                    Multifamily       VALUEXPRESS      437 E. Belvidere Street
PW - 3666    Comfort Inn- Byron                      Hospitality       VALUEXPRESS      607 Chapman Road
PW - 6022    Wearnes Hollingsworth                   Industrial        PWREI            1601 North Powerline Road
PW - 3901    Wheat First Union Building              Office            PWREI            29-37 South Market Street

PW - 3563A   Vezelay Apartments (Westwood)           Multifamily                        2520-32 Harrison Avenue
PW - 3563B   Vezelay Apartments (Harrison)           Multifamily                        2215-17 Harrison Avenue
PW - 3563C   Vezelay Apartments (McHenry)            Multifamily                        3344-46 McHenry Avenue
PW - 3563D   Vezelay Apartments (Amberwoods)         Multifamily                        7803-7821 Dawn Road
PW - 3563    Vezelay Apartments                      Multifamily       PWREI

PW - 3709    Knight's Inn                            Hospitality       PWREI             2942 Lawrenceville Highway
PW - 4553    Comfort Inn Vidalia                     Hospitality       ARIES            1509 East First Street
PW - 7313    Woodlen Glen Apartments                 Multifamily       WEXFORD          8405 Broadway Blvd.
PW - 1586    Tuckahoe Apartments                     Multifamily       PWREI            88 Lake Avenue
PW - 3466    Adobe Inn                               Hospitality       PWREI            Dolores & 8th Street
PW - 1596    Junction Blvd.                          Retail            PWREI            37-21 Junction Blvd.
PW - 4153    Colonial Village MHP                    Mobile Home Park  PWREI            2075 Rustad Lane
PW - 5025    Comfort Inn Clinton                     Hospitality       VALUEXPRESS      103 Clinton Center Drive
PW - 3286    Blue Coral Building                     Industrial        PWREI            1215 Valley Belt Road
PW - 1777    Villager Lodge-Charlotte                Hospitality       PWREI            2401 Wilkinson Blvd.
PW - 6112    Hollywood 95                            Office            PWREI            2700-2750 North 29th Avenue
PW - 6414    Harbour Oaks Apartments                 Multifamily       PWREI            1565 Crider Road
PW - 3686    Super 8-Baton Rouge                     Hospitality       PWREI            11444 Reulet Ave.
PW - 2526    New Exchange                            Office            PWREI            1307 West 6th Street
PW - 3076    Travelodge South                        Hospitality       SPARKS           1274 Murfreesboro Pike
PW - 5083    Route 34 Industrial                     Industrial        PWREI            1709 Route 34
PW - 4678    3501 McKinney                           Retail            PWREI            3501 McKinney
PW - 3426    Comfort Inn Abilene                     Hospitality       SPARKS           1758 East Interstate 20
PW - 3893    Super 8 Fortuna                         Hospitality       PWREI            1805 Alamar Way
PW - 2443    Park 95 Offices                         Office            PWREI            13540-13632 West 95th Street
PW - 4991    Mayfair Apartments                      Multifamily       SUBURBAN         1010 Mayfair Avenue

PW - 3545A   289-291 Devonshire Street               Office                             289-291 Devonshire Street
PW - 3545B   Shell Pointe Apartments                 Multifamily                        56 Longwood Avenue
PW - 3545    Devonshire/Longwood                                       PWREI

PW - 3616    Exeter House Apartments                 Multifamily       PWREI            315 Charger Street
PW - 3968    Langtree Townhomes                      Multifamily       PWREI            505-659 Baylor Drive
PW - 2509    TDC Filter                              Industrial        PWREI            1331 South 55th Court
PW - 3807    Burnett Highland Building               Office            PWREI            1991 Ford Parkway
PW - 6377    May Avenue Self-Storage                 Self Storage      PWREI            2828 N.W. 62nd St.
PW - 3970    Millertown Center                       Retail            ARIES            Loves Creek Road & Millertown Pike
PW - 3093    77 Pennington Avenue                    Multifamily       PWREI            77 Pennington Avenue
PW - 3031    Corporate Square East                   Office            VALUEXPRESS      2511 East 46 Street
PW - 3687    Super 8 Hammond                         Hospitality       PWREI            200 Westin Oak Drive
PW - 2799    The Shops of Greenbriar                 Retail            PWREI            2925 Headland Drive

PW - 7134A   Greentree Apartments                    Multifamily                        1755 NE 164 Street
PW - 7134B   Keystone Apartments                     Multifamily                        1801 Northeast 124th Street
PW - 7134    GreenTree & Keystone Apartments                           PWREI

PW - 7133    Villa Joyosa                            Multifamily       PWREI            13150 Memorial Highway
PW - 3570    Super 8 Liverpool                       Hospitality       VALUEXPRESS      7360 Oswego Road (Route 57)
PW - 3176    Quail Creek Self Storage                Self Storage      PWREI            3030 West Memorial Road
PW - 4546    Cresap Knoll & Yonkers Apartments       Multifamily       PWREI            12914-12918 Cresap Knoll Avenue
PW - 7021    Elegante Apartments                     Multifamily       PWREI            1821-1851 NE 168th Street
PW - 3214    Hanna Place Office Park                 Office            PWREI            8858 Cedar Springs Lane
PW - 4426    150 Spring Street                       Mixed             IPI              150 Spring Street
PW - 4897    Days Inn Ladson                         Hospitality       VALUEXPRESS      119 Gateway Drive
PW - 2903    Rockland & Whitman                      Other             PWREI            346 Union St./458 South Ave.
PW - 2495    Metro Plaza Retail Center               Retail            PWREI            2601 West Dunlap Avenue
PW - 3618    Barker House Apartments                 Multifamily       PWREI            261-273 Barker Street
PW - 1445    Ethan Allen Building                    Retail            PWREI            164 Highway 35 South
PW - 4309    Hearth House                            Multifamily       IPI              50 Avenue A
PW - 4038    3680 Cascade Road                       Office            PWREI            3680 Cascade Road
PW - 4614    Days Inn Jennings                       Hospitality       VALUEXPRESS      2002 Port Drive
PW - 3619    Carlyle House Apartments                Multifamily       PWREI            135-145 Ward Street
PW - 4371    Riverside Village Apartments            Multifamily       ARIES            650 Dixon Boulevard
PW - 5254    Villa Verde I                           Multifamily       PWREI            1300/1308 Pennsylvania Avenue
PW - 3515    Hollywood Video                         Retail            PWREI            23 West 127 Army Trail Road
PW - 1663    122-128 Cambridge Street                Retail            PWREI            122-128 Cambridge Street
PW - 5947    Tudor House Apartments                  Multifamily       SUBURBAN         1 Campus Road




LOAN                                            ZIP   MORTGAGE  RATE      NET     ORIGINAL    CUT-OFF DATE      BALLOON/REPAYMENT
ID              CITY                  STATE    CODE    RATE    TYPE      RATE     BALANCE       BALANCE            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
PW - 4817       Hunt Valley            MD      21031  6.59%   Fixed   0.06482   $33,400,000   $33,176,730        $28,865,223
PW - 4818       Lutherville            MD      21093   6.69   Fixed    6.5815    18,600,000    18,478,392         16,118,563
PW - 3825       Chaska                 MN      55318   7.26   Fixed    7.1515    15,087,308    14,875,024          5,178,669
PW - 4819       Timonium               MD      21093   6.69   Fixed    6.5815    12,600,000    12,517,620         10,919,027
PW - 7371       Livonia                MI      48150    7.8   Fixed    7.6915    11,480,000    11,474,466         10,252,514
PW - 6093       San Antonio            TX      78216    7.8   Fixed    7.6915    10,962,000    10,956,716          9,776,744
PW - 7215       Albuquerque            NM      87112   7.74   Fixed    7.6315     9,175,000     9,170,484          8,171,044
PW - 1696       Ponce                  PR        731   7.24   Fixed    7.1315     8,820,982     8,664,604             69,035
PW - 3346       Chula Vista            CA      91914   7.15   Fixed    7.0415     8,500,000     8,342,334          5,849,039
PW - 3879       Fredericksburg         VA      22407   7.45   Fixed    7.3415     7,911,959     7,911,959          2,461,730
PW - 7009       Gastonia               NC      28054   7.77   Fixed    7.6615     7,700,000     7,690,800          6,860,020
PW - 3000       Blaine                 WA      98240   7.03   Fixed    6.9215     7,725,000     7,671,620          6,753,275
PW - 6542       Houston                TX      77074   7.51   Fixed    7.4015     7,595,000     7,585,297          6,723,400
PW - 4035       Hartford               WI      53027    7.1   Fixed    6.9915     7,000,000     6,952,383          6,130,629
PW - 2034       Bronx                  NY      10458   7.25   Fixed    7.1415     6,500,000     6,466,506          5,041,176
PW - 6543       Houston                TX      77074   7.62   Fixed    7.5115     6,321,000     6,313,149          5,610,863
PW - 5651       Hershey                PA      17033   8.05   Fixed    7.9415     5,950,000     5,908,372          4,923,155
PW - 4747       St. Paul               MN      55108   7.52   Fixed    7.4115     5,500,000     5,431,644          3,833,547
PW - 2365       Berkeley               CA      94710   6.59   Fixed    6.4815     5,100,000     5,065,908          4,407,564
PW - 4139       Tempe                  AZ      85281   7.92   Fixed    7.8115     5,000,000     4,994,257          4,470,649
PW - 4149       Salem                  NH       3079   7.26   Fixed    7.1515     5,000,000     4,961,082          4,557,745
PW - 3766       Greenwood              IN      46142    7.1   Fixed    6.9915     5,000,000     4,955,277          4,379,795
PW - 2804       Las Vegas              NV      89102   6.61   Fixed    6.5015     4,900,000     4,742,905          1,546,889
PW - 6545       Houston                TX      77055   7.62   Fixed    7.5115     4,645,000     4,639,231          4,123,155

PW - 4151A      Inver Grove Heights    MN      55075                              2,775,000     2,692,505             67,817
PW - 4151B      Maplewood              MN      55119                              1,970,000     1,911,436             48,144
PW - 4151                                              6.51   Fixed      6.51     4,745,000     4,603,940            115,961

PW - 1890       Cranford               NJ       7016   7.01   Fixed    6.9015     4,400,000     4,366,567          3,845,065
PW - 2005       Scottsdale             AZ      85260   7.11   Fixed    7.0015     4,350,000     4,317,700          3,811,297
PW - 4370       Columbia               SC      29223   7.85   Fixed    7.7415     4,350,000     4,298,205            213,590

PW - 2982A      Collingswood           NJ       8108                                432,000       420,773             14,643
PW - 2982B      Madison                NJ       7940                                289,000       281,489              9,796
PW - 2982C      Springfield            NJ       7081                                420,000       409,085             14,236
PW - 2982D      Edison                 NJ       8837                                680,000       662,328             23,049
PW - 2982E      Plainfield             NJ       7060                                129,000       125,647              4,373
PW - 2982F      Westfield              NJ       7090                              2,300,000     2,240,226             77,959
PW - 2982                                              6.64   Fixed    6.5315     4,250,000     4,139,548            144,055

PW - 4923       Daytona Beach          FL      32118   6.49   Fixed    6.3815     3,900,000     3,864,307          3,078,542
PW - 3441       New York               NY      10001   7.07   Fixed    6.9615     3,900,000     3,849,159          3,108,483
PW - 4975       American Canyon        CA      94589   8.12   Fixed    8.0115     3,850,000     3,823,400          3,589,039
PW - 6460       Washington D.C.        DC      20002    9.2   Fixed    9.0915     3,825,000     3,819,352          3,266,932
PW - 3471       Novi                   MI      48375    7.4   Fixed    7.2915     3,615,000     3,594,905          3,191,412
PW - 2550       Kissimmee              FL      34746   9.59   Fixed    9.4815     3,500,000     3,467,048          2,806,358
PW - 3397       Decatur                GA      30032   6.95   Fixed    6.8415     3,400,000     3,363,037          2,723,146
PW - 3086       Orangeburg             SC      29118   7.81   Fixed    7.7015     3,300,000     3,266,101          2,712,475
PW - 6024       Fort Lauderdale        FL      33309   7.95   Fixed    7.8415     3,170,000     3,168,551          2,967,261
PW - 6544       Houston                TX      77071   7.62   Fixed    7.5115     3,148,000     3,144,090          2,794,336
PW - 4047       San Diego              CA      92101    7.4   Fixed    7.2915     3,100,000     3,068,825          2,517,069
PW - 2348       Chapel Hill            NC      27514   6.96   Fixed    6.8515     3,025,000     2,996,108          2,424,326
PW - 3189       Montgomery             AL      36117   7.15   Fixed    7.0415     2,936,000     2,916,251          2,574,688
PW - 6023       New York               NY      10021    7.6   Fixed    7.4915     2,900,000     2,898,503          2,699,839
PW - 4479       Charlotte              NC      28208    7.5   Fixed    7.3915     2,900,000     2,874,821          2,362,528
PW - 4319       Wilson                 NC      27893   7.51   Fixed    7.4015     2,900,000     2,871,394          2,362,390
PW - 6025       Pembroke Pines         FL      33026    8.4   Fixed    8.2915     2,850,000     2,848,903          2,685,507
PW - 2358       Hollywood              FL      33021   7.64   Fixed    7.5315     2,850,000     2,825,870            210,440
PW - 2064       Lakeland               FL      33809   7.23   Fixed    7.1215     2,850,000     2,814,502          2,303,548
PW - 6329       Decatur                IL      62526   8.15   Fixed    8.0415     2,800,000     2,798,812          2,518,121
PW - 4709       Clarksville            TN      37040   6.39   Fixed    6.2815     2,850,000     2,783,596             67,840
PW - 4625       Fort Myers             FL      33907   6.26   Fixed    6.1515     2,800,000     2,779,883          2,397,652
PW - 3886       Opa Locka              FL      33054    7.4   Fixed    7.2915     2,800,000     2,775,250          2,274,272
PW - 3268       East Hanover           NJ       7936   6.75   Fixed    6.6415     2,904,245     2,769,932             33,055
PW - 4355       Mansfield Center       CT       6250   7.69   Fixed    7.5815     2,800,000     2,756,214            132,403
PW - 6265       Orlando                FL      32939   8.05   Fixed    7.9415     2,700,000     2,694,952          2,235,062

PW - 3265A      Albemarle              NC      28001                              1,900,000     1,837,076             58,109
PW - 3265B      Albemarle              NC      28001                                825,000       797,678             25,232
PW - 3265                                              7.53   Fixed    7.4215     2,725,000     2,634,753             83,341

PW - 1481       Henrietta              NY      14623   7.12   Fixed    7.0115     2,560,000     2,532,971          2,061,112
PW - 4345       Atlanta                GA      30315   7.15   Fixed    7.0415     2,500,000     2,476,903          2,015,317
PW - 3146       Pooler                 GA      31322   7.81   Fixed    7.7015     2,500,000     2,472,003          2,055,760
PW - 3821       Flagstaff              AZ      86001   7.66   Fixed    7.5515     2,450,000     2,418,545          1,908,153
PW - 3322       New York               NY      10017   7.31   Fixed    7.2015     2,425,000     2,411,233          2,135,982
PW - 4629       Chicago                IL      60605    7.6   Fixed    7.4915     2,400,000     2,387,276          2,129,361
PW - 2969       New York               NY      10003   7.21   Fixed    7.1015     2,400,000     2,382,589          2,108,217
PW - 3615       Atlanta                GA      30329   6.92   Fixed    6.8115     2,400,000     2,354,142             94,199
PW - 7098       Culver City            CA      90066   8.18   Fixed    8.0715     2,300,000     2,299,035          2,069,904
PW - 4467       Killeen                TX      76541   7.63   Fixed    7.5215     2,315,000     2,297,554          1,892,437
PW - 2346       Phoenix                AZ      85044   7.41   Fixed    7.3015     2,300,000     2,284,081          2,030,662
PW - 4048       San Diego              CA      92101    7.2   Fixed    7.0915     2,300,000     2,261,678             95,985
PW - 3185       Palm Beach             FL      33406   7.05   Fixed    6.9415     2,294,655     2,259,987            614,398
PW - 3736       Troy                   AL      36081    6.7   Fixed    6.5915     2,280,000     2,257,223          1,812,446
PW - 2233       Rapid City             SD      57701   7.18   Fixed    7.0715     2,275,000     2,228,908          1,567,817
PW - 3714       Phoenix                AZ      85017   7.28   Fixed    7.1715     2,225,000     2,204,909          1,800,726
PW - 5668       Kendall                FL      33176    8.3   Fixed    8.1915     2,175,000     2,171,862          1,963,823
PW - 3035       Jacksonville           FL      32216    7.9   Fixed    7.7915     2,200,000     2,155,435            111,279

PW - 5994A      Zanesville             OH      43701                                412,568       412,110            370,027
PW - 5994B      Lancaster              OH      43130                                737,862       737,043            661,779
PW - 5994C      Lancaster              OH      43130                                999,570       998,461            896,502
PW - 5994                                              8.05   Fixed    7.9415     2,150,000     2,147,615          1,928,308

PW - 1623       Methuen                MA       1844   7.07   Fixed    6.9615     2,150,000     2,124,779          1,728,656
PW - 3329       Aspen                  CO      81611   7.36   Fixed    7.2515     2,125,000     2,099,147          1,724,321
PW - 6314       Sunrise                FL      33351   7.61   Fixed    7.5015     2,100,000     2,097,385          1,863,614
PW - 4008       Austin                 TX      78745   7.76   Fixed    7.6515     2,100,000     2,076,262          1,724,331
PW - 4112       Harrison Township      MI      48045   6.66   Fixed    6.5515     2,050,000     2,036,507          1,775,060
PW - 4762       Alexandria             VA      22306    7.5   Fixed    7.3915     2,050,000     2,032,201          1,670,062
PW - 4674       Chicago                IL      60626    6.7   Fixed    6.5915     2,000,000     1,985,134          1,733,149
PW - 3463       Charleston             SC      29407   6.93   Fixed    6.8215     2,000,000     1,978,183          1,600,858
PW - 6021       Sunrise                FL      33321   8.81   Fixed    8.7015     1,900,000     1,896,954          1,606,173
PW - 4896       Nazareth               PA      18064    7.4   Fixed    7.2915     1,900,000     1,885,096          1,542,658
PW - 3666       Byron                  GA      31008   7.78   Fixed    7.6715     1,900,000     1,864,455             94,110
PW - 6022       Pompano Beach          FL      33069   7.65   Fixed    7.5415     1,860,000     1,859,056          1,732,989
PW - 3901       Frederick              MD      21701   7.36   Fixed    7.2515     1,810,000     1,797,323          1,596,032

PW - 3563A      Cincinnati             OH      45211                                311,000       303,095              8,269
PW - 3563B      Cincinnati             OH      45211                                403,000       392,757             10,715
PW - 3563C      Cincinnati             OH      45225                                182,000       177,374              4,839
PW - 3563D      Cincinnati             OH      45237                                929,000       905,387             24,700
PW - 3563                                              6.89   Fixed    6.7815     1,825,000     1,778,612             48,523

PW - 3709       Tucker                 GA      30084   7.84   Fixed    7.7315     1,800,000     1,769,508          1,269,041
PW - 4553       Vidalia                GA      30474   7.48   Fixed    7.3715     1,770,000     1,748,931          1,441,425
PW - 7313       Houston                TX      77065    8.2   Fixed    8.0915     1,725,000     1,724,282          1,553,151
PW - 1586       Tuckahoe               NY      10707   7.09   Fixed    6.9815     1,700,000     1,686,221          1,489,208
PW - 3466       Carmel                 CA      93921   7.66   Fixed    7.5515     1,700,000     1,683,670          1,390,973
PW - 1596       Queens                 NY      11368   7.01   Fixed    6.9015     1,700,000     1,664,785          1,164,405
PW - 4153       Mounds View            MN      55112   6.51   Fixed    6.4015     1,650,000     1,600,949             40,325
PW - 5025       Clinton                MS      39056   7.75   Fixed    7.6415     1,600,000     1,580,699          1,124,183
PW - 3286       Brooklyn Heights       OH      44131    7.2   Fixed    7.0915     1,600,000     1,579,963          1,292,041
PW - 1777       Charlotte              NC      28208   7.54   Fixed    7.4315     1,600,000     1,551,833             48,441
PW - 6112       Hollywood              FL      33020   8.05   Fixed    7.9415     1,550,000     1,549,317          1,453,059
PW - 6414       Marietta               GA      30060   7.65   Fixed    7.5415     1,550,000     1,549,213          1,377,356
PW - 3686       Baton Rouge            LA      70816   8.35   Fixed    8.2415     1,552,000     1,534,699          1,112,966
PW - 2526       Corona                 CA      92720   7.42   Fixed    7.3115     1,525,000     1,509,717          1,238,974
PW - 3076       Nashville              TN      37217   7.71   Fixed    7.6015     1,520,000     1,502,658          1,246,266
PW - 5083       Wall Township          NJ       7719   7.52   Fixed    7.4115     1,500,000     1,493,109          1,221,953
PW - 4678       Dallas                 TX      75204    7.3   Fixed    7.1915     1,500,000     1,486,695            717,852
PW - 3426       Abilene                TX      79601    7.7   Fixed    7.5915     1,500,000     1,484,278          1,229,006
PW - 3893       Fortuna                CA      95540   7.28   Fixed    7.1715     1,500,000     1,478,185             64,478
PW - 2443       Lenexa                 KS      66215   7.05   Fixed    6.9415     1,470,000     1,447,974          1,008,063
PW - 4991       Madison                WI      53714   8.25   Fixed    8.1415     1,440,000     1,435,065          1,297,492

PW - 3545A      Boston                 MA       2110                              1,050,000     1,035,276            845,293
PW - 3545B      Wareham                MA       2558                                400,000       394,391            322,016
PW - 3545                              MA              7.11   Fixed    7.0015     1,450,000     1,429,667          1,167,309

PW - 3616       Revere                 MA       2151   7.05   Fixed    6.9415     1,450,000     1,425,373            608,624
PW - 3968       Longview               TX      75601   7.53   Fixed    7.4215     1,400,000     1,390,583          1,335,267
PW - 2509       Cicero                 IL      60804   6.76   Fixed    6.6515     1,400,000     1,381,045          1,115,225
PW - 3807       St. Paul               MN      55116   7.04   Fixed    6.9315     1,400,000     1,376,191             56,064
PW - 6377       Oklahoma City          OK      73112   8.36   Fixed    8.2515     1,370,000     1,367,592          1,144,009
PW - 3970       Knoxville              TN      37919    7.4   Fixed    7.2915     1,350,000     1,340,634          1,191,611
PW - 3093       Passaic                NJ       7055   7.39   Fixed    7.2815     1,350,000     1,336,400             91,508
PW - 3031       Indianapolis           IN      46205   7.45   Fixed    7.3415     1,350,000     1,333,842          1,098,408
PW - 3687       Hammond                LA      70816   7.96   Fixed    7.8515     1,300,000     1,284,742            920,024
PW - 2799       Atlanta                GA      30344   7.58   Fixed    7.4715     1,300,000     1,283,238          1,061,437

PW - 7134A      North Miami            FL      33162                                822,000       820,386            675,583
PW - 7134B      North Miami            FL      33162                                455,000       454,107            373,954
PW - 7134                                               7.8   Fixed    7.6915     1,277,000     1,274,493          1,049,536

PW - 7133       North Miami            FL      33161    7.8   Fixed    7.6915     1,264,000     1,261,519          1,038,852
PW - 3570       Liverpool              NY      13090   7.54   Fixed    7.4315     1,275,000     1,254,668             58,041
PW - 3176       Oklahoma City          OK      73134    7.1   Fixed    6.9915     1,250,000     1,241,497          1,094,755
PW - 4546       Cumberland             MD      21502    8.1   Fixed    7.9915     1,200,000     1,193,977            994,262
PW - 7021       North Miami Beach      FL      33162    7.8   Fixed    7.6915     1,195,000     1,192,654            982,144
PW - 3214       Knoxville              TN      37923   7.63   Fixed    7.5215     1,200,000     1,191,466          1,065,685
PW - 4426       New York               NY      10012   7.35   Fixed    7.2415     1,200,000     1,190,505            972,855
PW - 4897       Ladson                 SC      29456   8.15   Fixed    8.0415     1,200,000     1,186,264            854,764
PW - 2903       Rockland/Whitman       MA       2370   7.52   Fixed    7.4115     1,200,000     1,185,820            978,401
PW - 2495       Phoenix                AZ      85021   7.26   Fixed    7.1515     1,200,000     1,166,607             33,995
PW - 3618       Lowell                 MA       1850    7.1   Fixed    6.9915     1,200,000     1,166,129             32,949
PW - 1445       Eatontown              NJ       7724   7.31   Fixed    7.2015     1,150,000     1,127,096            796,211
PW - 4309       New York               NY      10009    6.8   Fixed    6.6915     1,100,000     1,091,891            877,156
PW - 4038       Atlanta                GA      30331   7.34   Fixed    7.2315     1,050,000     1,043,235            925,261
PW - 4614       Jennings               LA      70546    7.6   Fixed    7.4915     1,012,500     1,000,046             46,677
PW - 3619       Revere                 MA       2151   7.05   Fixed    6.9415     1,000,000       971,649             27,190
PW - 4371       Cocoa                  FL      32922   7.45   Fixed    7.3415       950,000       938,630            772,954
PW - 5254       Miami Beach            FL      33139   8.35   Fixed    8.2415       900,000       896,991            812,790
PW - 3515       Glendale Heights       IL      60139   7.41   Fixed    7.3015       850,000       839,752            690,764
PW - 1663       Boston                 MA       2114   6.97   Fixed    6.8615       800,000       790,450            641,242
PW - 5947       Peekskill              NY      10566    8.6   Fixed    8.4915       725,000       724,743            658,740

                                                                                              467,597,425




LOAN                TERM    TERM    MATURITY   ARD        TERM       FIRST PAYMENT    DEBT          APPRAISED      CURRENT
ID                  (MOS.)  (MOS.)   DATE      DATE      (MOS.)          DATE        SERVICE          VALUE          LTV
------------------------------------------------------------------------------------------------------------------------------------
PW - 4817            120     112    10/1/28  10/1/08        360          11/1/98    213,091.49     $46,750,000    71.00%
PW - 4818            120     112    10/1/28  10/1/08        360          11/1/98    119,898.35      25,000,000      73.9
PW - 3825            239     228     6/5/18             293.577           8/5/98    110,000.00      15,400,000      96.6
PW - 4819            120     112    10/1/28  10/1/08        360          11/1/98     81,221.46      16,750,000      74.7
PW - 7371            119     118     5/1/29   4/1/09        360           6/1/99     82,641.13      15,980,000      71.8
PW - 6093            120     119     5/1/09                 360           6/1/99     78,912.20      14,000,000      78.3
PW - 7215            120     119     5/1/09                 360           6/1/99     65,667.43      12,300,000      74.6
PW - 1696            238     229     7/1/18                 NAP          10/1/98     70,180.11       9,500,000      91.2
PW - 3346            120     110     8/1/08                 240           9/1/98     66,667.90      10,700,000        78
PW - 3879            299     288     6/1/23                 NAP           8/1/98     50,757.41       8,200,000      96.5
PW - 7009            120     118     4/1/09                 360           5/1/99     55,270.20       9,694,000      79.3
PW - 3000            120     111     9/1/08                 360          10/1/98     51,550.35      10,300,000      74.5
PW - 6542            120     118     4/1/09                 360           5/1/99     53,157.36       9,900,000      76.6
PW - 4035            120     111     9/1/08                 360          10/1/98     47,042.24       8,900,000      78.1
PW - 2034            180     173    11/1/13                 360          12/1/98     44,341.46      10,800,000      59.9
PW - 6543            120     118     4/1/09                 360           5/1/99     44,717.90       8,100,000      77.9
PW - 5651            120     113    11/1/08                 300          12/1/98     46,120.32       8,000,000      73.9
PW - 4747            120     113    11/1/08                 240          12/1/98     44,374.91       8,100,000      67.1
PW - 2365            120     112    10/1/08                 360          11/1/98     32,537.92       6,800,000      74.5
PW - 4139            120     118     4/1/09                 360           5/1/99     36,409.77       6,600,000      75.7
PW - 4149             96      85     7/1/06                 360           8/1/98     34,142.73       7,000,000      70.9
PW - 3766            120     108     6/1/08                 360           7/1/98     33,601.60       6,250,000      79.3
PW - 2804            116     107     5/1/08                 NAP          10/1/98     43,644.95       5,210,000        91
PW - 6545            120     118     4/1/09                 360           5/1/99     32,861.04       5,860,000      79.2

PW - 4151A                                                                           24,188.49       8,400,000
PW - 4151B                                                                           17,171.65       5,200,000
PW - 4151            180     171     9/1/13                 180          10/1/98     41,360.14      13,600,000      33.9

PW - 1890            120     110     8/1/08                 360           9/1/98     29,302.87       6,900,000      63.3
PW - 2005            120     110     8/1/08                 360           9/1/98     29,262.73       5,650,000      76.4
PW - 4370            240     233    11/1/18                 240          12/1/98     35,980.11       6,469,000      66.4

PW - 2982A                                                                            3,796.51         475,000
PW - 2982B                                                                            2,539.80         375,000
PW - 2982C                                                                            3,691.05         625,000
PW - 2982D                                                                            5,975.99       1,050,000
PW - 2982E                                                                            1,133.68         275,000
PW - 2982F                                                                           20,212.91       3,250,000
PW - 2982            179     171     9/1/13                 180          11/1/98     37,349.94       6,050,000      68.4

PW - 4923            120     113    11/1/08                 300          12/1/98     26,308.71       5,225,000        74
PW - 3441            120     112    10/1/08                 300          11/1/98     27,738.79       6,200,000      62.1
PW - 4975             60      53    11/1/03                 300          12/1/98     30,021.62       4,980,000      76.8
PW - 6460            120     118     4/1/09                 300           5/1/99     32,624.74       5,500,000      69.4
PW - 3471            120     112    10/1/08                 360          11/1/98     25,029.53       4,540,000      79.2
PW - 2550            102      95     5/1/07                 240          12/1/98     32,830.57       7,900,000      43.9
PW - 3397            120     111     9/1/08                 300          10/1/98     23,922.15       5,100,000      65.9
PW - 3086            120     110     8/1/08                 300           9/1/98     25,055.98       4,550,000      71.8
PW - 6024             84      83     5/1/06                 360           6/1/99     23,149.94       4,000,000      79.2
PW - 6544            120     118     4/1/09                 360           5/1/99     22,270.52       4,000,000      78.6
PW - 4047            120     111     9/1/08                 300          10/1/98     22,707.46       5,100,000      60.2
PW - 2348            120     112    10/1/08                 300          11/1/98     21,302.94       5,200,000      57.6
PW - 3189            120     111     9/1/08                 360          10/1/98     19,829.94       3,670,000      79.5
PW - 6023             84      83     5/1/06                 360           6/1/99     20,476.17       5,500,000      52.7
PW - 4479            120     112    10/1/08                 300          11/1/98     21,430.74       3,920,000      73.3
PW - 4319            120     111     9/1/08                 300          10/1/98     21,449.61       3,900,000      73.6
PW - 6025             84      83     5/1/06                 360           6/1/99     21,712.37       4,880,000      58.4
PW - 2358            300     292    10/1/23                 300          11/1/98     21,321.46       3,950,000      71.5
PW - 2064            120     109     7/1/08                 300           8/1/98     20,563.29       4,000,000      70.4
PW - 6329            120     119     5/1/09                 360           6/1/99     20,838.95       3,740,000      74.8
PW - 4709            180     173    11/1/13                 180          12/1/98     24,654.54       5,000,000      55.7
PW - 4625            120     112    10/1/08                 360          11/1/98     17,258.30       4,650,000      59.8
PW - 3886            120     112    10/1/08                 300          11/1/98     20,509.97       5,150,000      53.9
PW - 3268            135     125    11/1/09                 NAP           9/1/98     29,646.21       4,700,000      58.9
PW - 4355            240     231     9/1/18                 240          10/1/98     22,883.02       3,800,000      72.5
PW - 6265            120     118     4/1/09                 300           5/1/99     20,928.55       3,400,000      79.3

PW - 3265A                                                                           17,645.64       2,945,000
PW - 3265B                                                                            7,661.92       1,445,000
PW - 3265            180     169     7/1/13                 180           8/1/98     25,307.56       4,390,000        60

PW - 1481            120     111     9/1/08                 300          10/1/98     18,289.99       3,300,000      76.8
PW - 4345            120     112    10/1/08                 300          11/1/98     17,909.42       3,400,000      72.9
PW - 3146            120     109     7/1/08                 300           8/1/98     18,981.81       3,200,000      77.3
PW - 3821            120     110     8/1/08                 276           9/1/98     18,903.86       4,000,000      60.5
PW - 3322            120     112    10/1/08                 360          11/1/98     16,641.58       3,800,000      63.5
PW - 4629            120     112    10/1/08                 360          11/1/98     16,945.79       3,200,000      74.6
PW - 2969            120     110     8/1/08                 360           9/1/98     16,307.17       3,100,000      76.9
PW - 3615            240     230     8/1/18                 240           9/1/98     18,492.10       4,100,000      57.4
PW - 7098            120     119     5/1/09                 360           6/1/99     17,166.08       3,800,000      60.5
PW - 4467            120     113    11/1/08                 300          12/1/98     17,303.88       3,400,000      67.6
PW - 2346            120     110     8/1/08                 360           9/1/98     15,940.43       3,000,000      76.1
PW - 4048            240     231     9/1/18                 240          10/1/98     18,109.03       3,250,000      69.6
PW - 3185            226     215     5/1/17                 NAP           8/1/98     16,745.89       2,640,000      85.6
PW - 3736            120     112    10/1/08                 300          11/1/98     15,680.87       2,850,000      79.2
PW - 2233            120     109     7/1/08                 240           8/1/98     17,884.69       3,250,000      68.6
PW - 3714            120     112    10/1/08                 300          11/1/98     16,125.48       3,000,000      73.5
PW - 5668            120     117     3/1/09                 360           4/1/99     16,416.56       3,200,000      67.9
PW - 3035            240     228     6/1/18                 240           7/1/98     18,265.00       2,950,000      73.1

PW - 5994A                                                                            3,041.67         520,000
PW - 5994B                                                                            5,439.91         930,000
PW - 5994C                                                                            7,369.36       1,260,000
PW - 5994            120     118     4/1/09                 360           5/1/99     15,850.94       2,710,000      79.2

PW - 1623            120     110     8/1/08                 300           9/1/98     15,291.90       3,000,000      70.8
PW - 3329            120     109     7/1/08                 300           8/1/98     15,510.56       2,950,000      71.2
PW - 6314            120     118     4/1/09                 360           5/1/99     14,842.01       3,000,000      69.9
PW - 4008            120     109     7/1/08                 300           8/1/98     15,875.69       2,850,000      72.9
PW - 4112            120     112    10/1/08                 360          11/1/98     13,173.85       2,800,000      72.7
PW - 4762            120     112    10/1/08                 300          11/1/98     15,149.32       3,000,000      67.7
PW - 4674            120     111     9/1/08                 360          10/1/98     12,905.56       2,500,000      79.4
PW - 3463            120     111     9/1/08                 300          10/1/98     14,046.40       4,100,000      48.2
PW - 6021            120     118     4/1/09                 300           5/1/99     15,698.26       3,500,000      54.2
PW - 4896            120     113    11/1/08                 300          12/1/98     13,917.48       2,400,000      78.5
PW - 3666            240     229     7/1/18                 240           8/1/98     15,633.21       2,500,000      74.6
PW - 6022             84      83     5/1/06                 360           6/1/99     13,196.97       2,800,000      66.4
PW - 3901            120     110     8/1/08                 360           9/1/98     12,482.72       2,800,000      64.2

PW - 3563A                                                                            2,776.27         550,000
PW - 3563B                                                                            3,597.54         650,000
PW - 3563C                                                                            1,624.70         425,000
PW - 3563D                                                                            8,293.09       1,350,000
PW - 3563            180     172    10/1/13                 180          11/1/98     16,291.59       2,975,000      59.8

PW - 3709            120     110     8/1/08                 240           9/1/98     14,877.18       2,600,000      68.1
PW - 4553            120     109     7/1/08                 300           8/1/98     13,057.13       2,380,000      73.5
PW - 7313            120     119     5/1/09                 360           6/1/99     12,898.76       2,700,000      63.9
PW - 1586            120     109     7/1/08                 360           8/1/98     11,413.08       2,300,000      73.3
PW - 3466            120     111     9/1/08                 300          10/1/98     12,740.31       6,000,000      28.1
PW - 1596            120     109     7/1/08                 240           8/1/98     13,190.29       2,600,000        64
PW - 4153            180     171     9/1/13                 180          10/1/98     14,382.34       3,220,000      49.7
PW - 5025            120     113    11/1/08                 240          12/1/98     13,135.18       2,150,000      73.5
PW - 3286            120     109     7/1/08                 300           8/1/98     11,513.42       2,150,000      73.5
PW - 1777            180     170     8/1/13                 180           9/1/98     14,868.59       2,315,000        67
PW - 6112             84      83     5/1/06                 360           6/1/99     11,427.42       2,850,000      54.4
PW - 6414            120     119     5/1/09                 360           6/1/99     10,997.47       1,940,000      79.9
PW - 3686            120     113    11/1/08                 240          12/1/98     13,321.64       2,300,000      66.7
PW - 2526            120     111     9/1/08                 300          10/1/98     11,190.38       3,220,000      46.9
PW - 3076            120     109     7/1/08                 300           8/1/98     11,441.11       2,125,000      70.7
PW - 5083            120     116     2/1/09                 300           3/1/99     11,104.39       2,100,000      71.1
PW - 4678            120     117     3/1/09                 180           4/1/99     13,735.25       3,480,000      42.7
PW - 3426            120     110     8/1/08                 300           9/1/98     11,280.74       2,070,000      71.7
PW - 3893            240     232    10/1/18                 240          11/1/98     11,882.92       1,930,000      76.6
PW - 2443            120     112    10/1/08                 240          11/1/98     11,441.05       1,950,000      74.3
PW - 4991            120     114    12/1/08                 360           1/1/99     10,818.24       1,880,000      76.3

PW - 3545A                                                                            7,495.02       1,260,000
PW - 3545B                                                                            2,855.25         600,000
PW - 3545            120     108     6/1/08                 300           7/1/98     10,350.27       1,860,000      76.9

PW - 3616            180     171     9/1/13                 240          10/1/98     11,285.39       3,600,000      39.6
PW - 3968             60      50     8/1/03                 360           9/1/98      9,817.78       1,880,000        74
PW - 2509            120     109     7/1/08                 300           8/1/98      9,681.60       2,100,000      65.8
PW - 3807            240     231     9/1/18                 240          10/1/98     10,887.82       1,900,000      72.4
PW - 6377            120     118     4/1/09                 300           5/1/99     10,902.66       1,850,000      73.9
PW - 3970            120     110     8/1/08                 360           9/1/98      9,347.13       1,800,000      74.5
PW - 3093            300     291     9/1/23                 300          10/1/98      9,879.99       1,900,000      70.3
PW - 3031            120     109     7/1/08                 300           8/1/98      9,932.52       1,900,000      70.2
PW - 3687            120     113    11/1/08                 240          12/1/98     10,841.38       2,075,000      61.9
PW - 2799            120     108     6/1/08                 300           7/1/98      9,674.63       2,600,000      49.4

PW - 7134A                                                                            6,235.81       1,050,000
PW - 7134B                                                                            3,451.70         570,000
PW - 7134            120     118     4/1/09                 300           5/1/99      9,687.51       1,620,000      78.7

PW - 7133            120     118     4/1/09                 300           5/1/99      9,588.89       1,575,000      80.1
PW - 3570            240     231     9/1/18                 240          10/1/98     10,302.52       1,700,000      73.8
PW - 3176            120     111     9/1/08                 360          10/1/98      8,400.40       1,675,000      74.1
PW - 4546            120     115     1/1/09                 300           2/1/99      9,341.43       1,600,000      74.6
PW - 7021            120     118     4/1/09                 300           5/1/99      9,065.44       1,535,000      77.7
PW - 3214            120     109     7/1/08                 360           8/1/98      8,497.65       1,645,000      72.4
PW - 4426            120     113    11/1/08                 300          12/1/98      8,751.14       1,750,000        68
PW - 4897            120     113    11/1/08                 240          12/1/98     10,149.59       1,900,000      62.4
PW - 2903            120     109     7/1/08                 300           8/1/98      8,883.51       1,570,000      75.5
PW - 2495            180     171     9/1/13                 180          10/1/98     10,961.12       1,600,000      72.9
PW - 3618            180     171     9/1/13                 180          10/1/98     10,853.14       2,600,000      44.9
PW - 1445            120     109     7/1/08                 240           8/1/98      9,131.18       1,500,000      75.1
PW - 4309            120     114    12/1/08                 300           1/1/99      7,634.79       2,700,000      40.4
PW - 4038            120     111     9/1/08                 360          10/1/98      7,227.06       1,400,000      74.5
PW - 4614            240     233    11/1/18                 240          12/1/98      8,218.65       2,000,000        50
PW - 3619            180     171     9/1/13                 180          10/1/98      9,016.26       5,500,000      17.7
PW - 4371            120     109     7/1/08                 300           8/1/98      6,989.55       1,300,000      72.2
PW - 5254            120     114    12/1/08                 360           1/1/99      6,824.77       1,200,000      74.7
PW - 3515            120     109     7/1/08                 300           8/1/98      6,231.75       1,250,000      67.2
PW - 1663            120     110     8/1/08                 300           9/1/98      5,638.93       1,000,000        79
PW - 5947            120     119     5/1/09                 360           6/1/99      5,626.08       1,000,000      72.5




LOAN            UNDERWRITING   SERVICING FEE     EXCESS    INTEREST ACCRUAL               IDOT   CTL    AND / OR
ID                  DSCR            RATE       YIELD RATE      METHOD        DEFEASED     LOAN   LOAN   LEASE ENHANCEMENT POLICY
------------------------------------------------------------------------------------------------------------------------------------
PW - 4817           1.65x            0.07%       0.04%       Actual/360         Yes        Yes    No
PW - 4818           1.45           0.0735        0.035       Actual/360         Yes        Yes    No
PW - 3825              1           0.0735        0.035       30/360             Yes               Yes    Yes
PW - 4819           1.32           0.0735        0.035       Actual/360         Yes        Yes    No
PW - 7371           1.23           0.0735        0.035       Actual/360         Yes               No
PW - 6093            1.2           0.0735        0.035       Actual/360         Yes               No
PW - 7215           1.22           0.0735        0.035       Actual/360         Yes               No
PW - 1696           1.06           0.0735        0.035       30/360             Yes               Yes    Yes
PW - 3346           1.22           0.0735        0.035       Actual/360         Yes               No
PW - 3879           1.02           0.0735        0.035       Actual/360         Yes               Yes    Yes
PW - 7009            1.2           0.0735        0.035       Actual/360         Yes               No
PW - 3000            1.7           0.0735        0.035       Actual/360         Yes               No
PW - 6542           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 4035           1.26           0.0735        0.035       Actual/360         Yes               No
PW - 2034           1.93           0.0735        0.035       Actual/360         Yes               No
PW - 6543           1.25           0.0735        0.035       Actual/360         Yes               No
PW - 5651           1.47           0.0735        0.035       Actual/360         Yes               No
PW - 4747           1.39           0.0735        0.035       Actual/360         Yes               No
PW - 2365           1.63           0.0735        0.035       Actual/360         Yes               No
PW - 4139            1.3           0.0735        0.035       Actual/360         Yes               No
PW - 4149            1.2           0.0735        0.035       Actual/360         Yes               No
PW - 3766           1.42           0.0735        0.035       Actual/360         Yes               No
PW - 2804              1           0.0735        0.035       Actual/360         Yes               Yes    Yes
PW - 6545           1.25           0.0735        0.035       Actual/360         Yes               No

PW - 4151A                         0.0735        0.035                          Yes               No
PW - 4151B                         0.0735        0.035                          Yes               No
PW - 4151           2.66                                     Actual/360

PW - 1890           1.35           0.0735        0.035       Actual/360         Yes               No
PW - 2005           1.52           0.0735        0.035       Actual/360         Yes               No
PW - 4370           1.43           0.0735        0.035       Actual/360         Yes               No

PW - 2982A
PW - 2982B
PW - 2982C
PW - 2982D
PW - 2982E
PW - 2982F
PW - 2982           1.29           0.0735        0.035       Actual/360         Yes               No

PW - 4923           1.76           0.0735        0.035       Actual/360         Yes               No
PW - 3441           1.44           0.0735        0.035       Actual/360         Yes               No
PW - 4975           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 6460           1.55           0.0735        0.035       Actual/360         Yes               No
PW - 3471           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 2550            1.6           0.0735        0.035       Actual/360         Yes               No
PW - 3397           1.81           0.0735        0.035       Actual/360         Yes               No
PW - 3086           1.85           0.0735        0.035       Actual/360         Yes               No
PW - 6024           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 6544           1.26           0.0735        0.035       Actual/360         Yes               No
PW - 4047            1.2           0.0735        0.035       Actual/360         Yes               No
PW - 2348           2.38           0.0735        0.035       Actual/360         Yes               No
PW - 3189           1.35           0.0735        0.035       Actual/360         Yes               No
PW - 6023           1.55           0.0735        0.035       Actual/360         Yes               No
PW - 4479           1.66           0.0735        0.035       Actual/360         Yes               No
PW - 4319           1.52           0.0735        0.035       Actual/360         Yes               No
PW - 6025           1.31           0.0735        0.035       Actual/360         Yes               No
PW - 2358            1.6           0.0735        0.035       Actual/360         Yes               No
PW - 2064           1.33           0.0735        0.035       Actual/360         Yes               No
PW - 6329           1.22           0.0735        0.035       Actual/360         Yes               No
PW - 4709           1.54           0.0735        0.035       Actual/360         Yes               No
PW - 4625           1.66           0.0735        0.035       Actual/360         Yes               No
PW - 3886           1.53           0.0735        0.035       Actual/360         Yes               No
PW - 3268           1.07           0.0735        0.035       Actual/360         Yes               Yes    Yes
PW - 4355           1.68           0.0735        0.035       Actual/360         Yes               No
PW - 6265           1.36           0.0735        0.035       Actual/360         Yes               No

PW - 3265A
PW - 3265B
PW - 3265           1.59           0.0735        0.035       Actual/360         Yes               No

PW - 1481           1.22           0.0735        0.035       Actual/360         Yes               No
PW - 4345           1.62           0.0735        0.035       Actual/360         Yes               No
PW - 3146           1.78           0.0735        0.035       Actual/360         Yes               No
PW - 3821           1.61           0.0735        0.035       Actual/360         Yes               No
PW - 3322           1.31           0.0735        0.035       Actual/360         Yes               No
PW - 4629           1.38           0.0735        0.035       Actual/360         Yes               No
PW - 2969           1.37           0.0735        0.035       Actual/360         Yes               No
PW - 3615           1.61x          0.0735        0.035       Actual/360         Yes               No
PW - 7098           1.54           0.0735        0.035       Actual/360         Yes               No
PW - 4467           2.67           0.0735        0.035       Actual/360         No                No
PW - 2346           1.39           0.0735        0.035       Actual/360         Yes               No
PW - 4048           1.22           0.0735        0.035       Actual/360         Yes               No
PW - 3185           1.08           0.0735        0.035       Actual/360         Yes               Yes    Yes
PW - 3736           1.25           0.0735        0.035       Actual/360         Yes               No
PW - 2233           1.32           0.0735        0.035       Actual/360         No                No
PW - 3714           1.46           0.0735        0.035       Actual/360         Yes               No
PW - 5668           1.35           0.0735        0.035       Actual/360         Yes               No
PW - 3035           1.34           0.0735        0.035       Actual/360         Yes               No

PW - 5994A
PW - 5994B
PW - 5994C
PW - 5994           1.21           0.0735        0.035       Actual/360         Yes               No

PW - 1623           1.58           0.0735        0.035       Actual/360         Yes               No
PW - 3329           1.38           0.0735        0.035       Actual/360         Yes               No
PW - 6314           1.36           0.0735        0.035       Actual/360         Yes               No
PW - 4008           1.65           0.0735        0.035       Actual/360         No                No
PW - 4112           1.33           0.0735        0.035       Actual/360         Yes               No
PW - 4762           1.65           0.0735        0.035       Actual/360         Yes               No
PW - 4674           1.44           0.0735        0.035       Actual/360         Yes               No
PW - 3463           2.05           0.0735        0.035       Actual/360         Yes               No
PW - 6021           1.63           0.0735        0.035       Actual/360         Yes               No
PW - 4896           1.25           0.0735        0.035       Actual/360         Yes               No
PW - 3666            1.4           0.0735        0.035       Actual/360         Yes               No
PW - 6022           1.48           0.0735        0.035       Actual/360         Yes               No
PW - 3901           1.47           0.0735        0.035       Actual/360         No                No

PW - 3563A
PW - 3563B
PW - 3563C
PW - 3563D
PW - 3563           1.25           0.0735        0.035       Actual/360         Yes               No

PW - 3709           1.82           0.0735        0.035       Actual/360         Yes               No
PW - 4553           1.97           0.0735        0.035       Actual/360         Yes               No
PW - 7313           1.37           0.0735        0.035       Actual/360         Yes               No
PW - 1586            1.4           0.0735        0.035       Actual/360         Yes               No
PW - 3466           3.07           0.0735        0.035       Actual/360         Yes               No
PW - 1596           1.38           0.0735        0.035       Actual/360         Yes               No
PW - 4153           1.88           0.0735        0.035       Actual/360         Yes               No
PW - 5025           1.47           0.0735        0.035       Actual/360         Yes               No
PW - 3286           1.35           0.0735        0.035       Actual/360         Yes               No
PW - 1777           1.67           0.0735        0.035       Actual/360         Yes               No
PW - 6112           1.63           0.0735        0.035       Actual/360         Yes               No
PW - 6414           1.51           0.0735        0.035       Actual/360         Yes               No
PW - 3686           1.95           0.0735        0.035       Actual/360         Yes               No
PW - 2526           1.49           0.0735        0.035       Actual/360         Yes               No
PW - 3076           1.59           0.0735        0.035       Actual/360         Yes               No
PW - 5083           1.24           0.0735        0.035       Actual/360         Yes               No
PW - 4678           1.67           0.0735        0.035       Actual/360         Yes               No
PW - 3426           1.48           0.0735        0.035       Actual/360         Yes               No
PW - 3893            1.5           0.0735        0.035       Actual/360         Yes               No
PW - 2443           1.33           0.0735        0.035       Actual/360         Yes               No
PW - 4991           1.25           0.0735        0.035       Actual/360         Yes               No

PW - 3545A
PW - 3545B
PW - 3545            1.6           0.0735        0.035       Actual/360         Yes               No

PW - 3616           2.21           0.0735        0.035       Actual/360         Yes               No
PW - 3968            1.3           0.0735        0.035       Actual/360         No                No
PW - 2509           1.58           0.0735        0.035       Actual/360         Yes               No
PW - 3807            1.2           0.0735        0.035       Actual/360         Yes               No
PW - 6377           1.32           0.0735        0.035       Actual/360         Yes               No
PW - 3970           1.49           0.0735        0.035       Actual/360         Yes               No
PW - 3093           1.43           0.0735        0.035       Actual/360         Yes               No
PW - 3031           1.67           0.0735        0.035       Actual/360         Yes               No
PW - 3687           2.16           0.0735        0.035       Actual/360         Yes               No
PW - 2799           1.73           0.0735        0.035       Actual/360         Yes               No

PW - 7134A
PW - 7134B
PW - 7134           1.28           0.0735        0.035       Actual/360         Yes               No

PW - 7133           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 3570           1.75           0.0735        0.035       Actual/360         Yes               No
PW - 3176           1.56           0.0735        0.035       Actual/360         Yes               No
PW - 4546           1.31           0.0735        0.035       Actual/360         Yes               No
PW - 7021           1.27           0.0735        0.035       Actual/360         Yes               No
PW - 3214           1.39           0.0735        0.035       Actual/360         Yes               No
PW - 4426           1.51           0.0735        0.035       Actual/360         Yes               No
PW - 4897           1.55           0.0735        0.035       Actual/360         Yes               No
PW - 2903           1.25           0.0735        0.035       Actual/360         Yes               No
PW - 2495           1.24           0.0735        0.035       Actual/360         Yes               No
PW - 3618           1.57           0.0735        0.035       Actual/360         Yes               No
PW - 1445           1.28           0.0735        0.035       Actual/360         Yes               No
PW - 4309           2.78           0.0735        0.035       Actual/360         Yes               No
PW - 4038            1.4           0.0735        0.035       Actual/360         Yes               No
PW - 4614           1.89           0.0735        0.035       Actual/360         Yes               No
PW - 3619           4.01           0.0735        0.035       Actual/360         Yes               No
PW - 4371           1.53           0.0735        0.035       Actual/360         Yes               No
PW - 5254           1.29           0.0735        0.035       Actual/360         Yes               No
PW - 3515           1.42           0.0735        0.035       Actual/360         Yes               No
PW - 1663           1.48           0.0735        0.035       Actual/360         Yes               No
PW - 5947            1.4           0.0735        0.035       Actual/360         Yes               No

                                                                       EXHIBIT B



        OFFICER'S CERTIFICATE OF PAINE WEBBER REAL ESTATE SECURITIES INC.


         In connection with the sale, assignment and transfer of certain mortgage loans (collectively, the "Mortgage Loans") by Paine Webber Real Estate Securities Inc. (the "Mortgage Loan Seller") to PaineWebber Mortgage Acceptance Corporation V (the "Purchaser") pursuant to the Mortgage Loan Sale Agreement dated as of _____, 1999 (the "Mortgage Loan Sale Agreement") between the Mortgage Loan Seller and the Purchaser, the Mortgage Loan Seller hereby certifies that:

     (a) The representations and warranties of the Mortgage Loan Seller contained in the Mortgage Loan Sale Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof.

     (b) The Mortgage Loan Seller has complied with the terms of the Mortgage Loan Sale Agreement and satisfied all the conditions on its part required under the Mortgage Loan Sale Agreement to be performed or satisfied at a prior date hereof.

         In WITNESS WHEREOF, the Mortgage Loan Seller has caused this Certificate to be duly executed and delivered as of the 7th day of June 1999.


                                    PAINE WEBBER REAL ESTATE SECURITIES INC.



                                    By: __________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT C

            [Letterhead of Paine Webber Real Estate Securities Inc.]


                                                            June 7, 1999



Addressees Listed on Schedule A

    Re: Mortgage Loan Purchase and Sale Agreement dated as of June 1, 1999 between PaineWebber Mortgage Acceptance Corporation V and Paine Webber Real Estate Securities Inc. (the "Agreement")


Ladies and Gentlemen:

         I am the counsel to Paine Webber Real Estate Securities Inc., a Delaware corporation (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

         I am providing this opinion in connection with the sale by the Company to PaineWebber Mortgage Acceptance Corporation V of various commercial and multi-family mortgage loans. This opinion is furnished to you pursuant to
Section 4.1(b)(iv) of the Mortgage Loan Purchase and Sale Agreement (the "Agreement"). Terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

         I have examined copies of the Agreement, the Certificate of Incorporation of the Company and the By-Laws of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter compressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

         I am admitted to the Bar of the State of ______, and I express no opinion as to any laws other than the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware.

         Based on the foregoing, I am of the opinion that:

                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a [foreign] corporation in good standing in the State of New York, with full corporate power and authority to own its assets and conduct its business, to execute, deliver and perform the Agreement and all the transactions contemplated thereby, including but not limited to, the power and authority to sell, assign and retransfer the Mortgage Loans in accordance with the Agreement and the Company has taken all necessary action to authorize the execution, delivery and performance of the Agreement by it, and the Agreement has been duly authorized, executed and delivered by it.

                  2. The Agreement and all of the obligations of the Company under the Agreement are valid, legal and binding obligations of the Company enforceable against the Company in accordance with the terms of the Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by public policy considerations, statutes or court decisions to the effect that such public policy considerations statutes or court decisions limit the enforceability of the provisions of the Agreement relating to the rights to indemnity and contribution.

                  3. The execution and delivery of the Agreement by the Company and the performance of its obligations under the Agreement will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, to my knowledge, any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreement.

                  4. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court or by or before any other government agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Agreement.

                  5. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreement.


                  6. To my knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company or compliance by the Company with the Agreement or the consummation of the transactions contemplated by the Agreement, other than those which have been obtained by the Company.

         This opinion is furnished solely for the benefit of the addressees hereof in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose without my prior written approval. This opinion is being given as of the date first written above and I express no opinion as to events or conditions subsequent to such date.


                                              Very truly yours,

                                                                      Schedule A

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
19th Floor
New York, New York 10019

Banc One Mortgage Capital Markets, LLC
1717 Main Street, 14th Floor
Dallas, Texas 75201

PaineWebber Mortgage Acceptance Corporation V
1285 Avenue of the Americas
19th Floor
New York, New York 10019

PaineWebber Incorporated
1285 Avenue of the Americas
19th Floor
New York, New York 10019

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
New York, New York 10281

Fitch IBCA, Inc.
One State Street Plaza
New York, New York 10004

Moody's Investor Services
99 Church Street, 10th Floor
New York, New York 10007

LaSalle Bank National Association
135 South LaSalle Street
Suite 1625
Chicago, Illinois 60603

ABN Amro Bank N.V.
135 South LaSalle Street
Chicago, Illinois 60603

                                                                       EXHIBIT D
                                    EXHIBIT D
                                    ---------

          EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
          ------------------------------------------------------------
                               EACH MORTGAGE LOAN
                               ------------------


         The following are exceptions to the representations and warranties made by the Mortgage Loan Seller with respect to each Mortgage Loan as set forth in
Section 3.2(b) of this Agreement. The item number indicates the subsection number where such representation or warranty appears in Section 3.2(b) of this Agreement.


         (xiv)    Existing Indebtedness

         Mortgage Loan Nos. PW-3076, PW-3466, PW-5668 permit the related Borrower to maintain subordinate financing secured by a lien on an interest in the related Mortgaged Property that was in existence on the date of origination of the related Mortgage Loan. Each lender of such subordinate indebtedness has entered into a subordination and standstill agreement. The amount of the subordinate debt for each such Mortgage Loan is as follows:

       ---------------------------------------------------------------------
       LOAN NO.  PROPERTY NAME             SUBORDINATED DEBT SECURED AMOUNT
       ---------------------------------------------------------------------
       PW-3076   Travelodge South                          $175,000
       ---------------------------------------------------------------------
       PW-3466   Adobe Inn                                $3,502,593
       ---------------------------------------------------------------------
       PW-5668   9000 Professional Center                 $1,300,000
       ---------------------------------------------------------------------


         (xv)     No Additional Indebtedness.

         Mortgage Loan No. PW-4035 permits the related Borrower to incur future indebtedness secured by a subordinate lien on the related Mortgaged Property subject to the following conditions: (a) the gross amount of such subordinate indebtedness does not exceed $1,000,000, (b) the aggregate debt service payments due under the subordinate debt and this Mortgage Loan does not exceed a minimum DSCR of 1.25:1, (c) the aggregate LTV does not exceed 80%, (d) the intercreditor agreement grants the Mortgage Loan Seller a priority lien and prohibits the future lender from taking any enforcement action without the consent of the Mortgage Loan Seller and (e) there is no event of default.

         Mortgage Loan No. PW-3766 permits the related Borrower to maintain subordinate financing that is not secured by the related Mortgaged Property and that is an amount not in excess of $500,000 in each case. The subordinate debt is unconditionally subordinate to the related Mortgage Loan until one year after the Mortgage Loan has been fully satisfied.


         (xxix)   Recorded Instruments.

         With respect to Mortgage Loan Nos. PW-4817, PW-4818, PW-4819, the recording taxes are not paid because of utilization of the Indemnification Deed of Trust structure.



         (xlvii)  Additional Insurance.

         The following table sets forth the Mortgage Loans which did not have insurers which were rated at least "A:X" by AM Best or "A" by Standard & Poor's Rating Services. In some cases, only one insurer (either the insurer for the liability coverage or the one for property coverage) for the Mortgage Loan was not rated adequately.

----------------------------------------------------------------------------
Loan No.              Property Insurance         Liability Insurance
----------------------------------------------------------------------------
                    AM Best      S & P           AM Best        S & P
----------------------------------------------------------------------------
PW-4371              AVIII        Bbpi            A:IX          A-
----------------------------------------------------------------------------



         (li)     Credit Tenant Loans.

                  (A) & (O) With respect to Mortgage Loan Nos. PW-2804, PW-3185, PW-3825, and PW-3879, there is a balloon payment due at maturity of the related Credit Lease; provided, however, that the Borrower has obtained and is obligated to maintain a residual value insurance policy with respect to each such Credit Lease. The residual value insurance policy covering Mortgage Loan Nos. PW-2804 and PW-3185 is provided by R.V.I. American Insurance Company, which has a claims paying ability rating of A by each of Standard & Poor's Ratings Services and Fitch IBCA, Inc. The residual value insurance policy covering Mortgage Loan Nos. PW-3825 and PW-3879 is provided by Financial Structures Limited, which has a claims paying ability rating of AA- by Standard and Poor's and an insurer financial strength rating of Aa3 by Moody's Investors Services.

                  (C) With respect to Mortgage Loan Nos. PW-1696, PW-2804, PW-3185, PW-3268, and PW-3879, the Borrower has certain obligations under the Credit Tenant Lease.

                  (D) With respect to Mortgage Loan Nos. PW-1696, PW-3185 and PW-3268, the Tenant on the Credit Lease has rental abatement rights.

                  (K) With respect to Mortgage Loan Nos. PW-1696 and PW-3268, the representation is true and correct except that the Tenant on the Credit Lease is not in occupancy of the Mortgaged Property.



         (lvi)    Mortgage Loans Not Originated by Mortgage Loan Seller.

         With respect to one Mortgage Loan (C-2550 Days Inn Eastgate):

                  (B) the Mortgage Loan Seller acquired the Mortgage Loan from Aries Capital Incorporated ("Aries"), with which the Mortgage Loan Seller has an on-going, standing relationship. To the Mortgage Loan Seller's knowledge, Aries originated the Mortgage Loan and initially assigned the Mortgage Loan at the time of closing to Smith Barney Mortgage Capital Group, Inc., which had provided the initial funding for the Mortgage Loan. To the Mortgage Loan Seller's knowledge, Smith Barney Mortgage Capital Group, Inc. subsequently re-assigned the Mortgage Loan to Aries. Aries, in turn, assigned the Mortgage Loan to the Mortgage Loan Seller;

                  (D) the Mortgage Loan was originated by Aries Capital Incorporated ("Aries"), with which the Mortgage Loan Seller has an on-going, standing relationship. Notwithstanding the foregoing, and to the Mortgage Loan Seller's knowledge, the Mortgage Loan was initially funded at the time of closing by Smith Barney Mortgage Capital Group, Inc., to which the Mortgage Loan was initially assigned at closing by Aries. The Mortgage Loan Seller subsequently funded the purchase of the Mortgage Loan from Aries. The funds were disbursed in accordance with the loan sale agreement by and between the Mortgage Loan Seller and Aries, an escrow instruction letter and settlement statement, which provided, in part, for the purchase price of the Mortgage Loan to be disbursed to Smith Barney Mortgage Capital Group, Inc. (less outstanding payments due under the Mortgage Loan Documents), and included an additional advance to be made to the borrower pursuant to an "earn-out" provision contained in the Mortgage Loan Documents.

                                                                       EXHIBIT E

        List of Credit Tenant Loans, Residual Value and Lease Enhancement
        -----------------------------------------------------------------
                          Policies and Bondable Leases
                          ----------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                              LESSEE/GUARANTOR                       LEASE TYPE                          LEASED
                                              RATINGS (S&P /MOODYS)                  (BONDABLE,          CUT OFF         APPRAISED
LOAN ID    PROPERTY NAME/LOCATION                                   PROPERTY TYPE    CASUALTY/CONDEMNAT  BALANCE          VALUE
                                                                                     ONLY, NNN, NN)
------------------------------------------------------------------------------------------------------------------------------------
1696       Kmart - Ponce - Ponce, PR          BB+/Bal               CTL - retail     NN                 8,664,604.07    9,500,000
------------------------------------------------------------------------------------------------------------------------------------
3268       Tandy - East Hanover - East        A-/Baal               CTL - retail     NN                 2,769,932.10    4,700,000
           Hanover, NJ
------------------------------------------------------------------------------------------------------------------------------------
3825       BEckman Coulter, Inc. - Chaska MN  BB+/Bal               CTL - mixed use  Bondable           14,875,023.74  15,400,000
------------------------------------------------------------------------------------------------------------------------------------
2804       Laidlaw Transit, Inc. - Las Vegas, Shadow Rated*         CTL - office     NN                 4,742,905.11    5,210,000
           NV
------------------------------------------------------------------------------------------------------------------------------------
3879       Regal Cinemas, Inc., -             BB-/Ba3**             CTL - retail     NN                 7,911,958.72    8,200,000
           Fredericksburg, VA
------------------------------------------------------------------------------------------------------------------------------------
3185       Eckerd - Palm Beach - Palm Beach,  NR/Baa2(Sr.           CTL - retai  l   NN                 2,259,986.77    2,640,000
           FL                                 Subordinate)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           *Shadow ratings are not necessarily by S&P or Moodys
------------------------------------------------------------------------------------------------------------------------------------
           **S&P's rating of Regal Cinemas is an issuer credit rating.  Moodys' rating of Regal Cinemas is a senior implied issuer rating
------------------------------------------------------------------------------------------------------------------------------------


                                                                      SCHEDULE I

                                   SCHEDULE I
                                   ----------

             List of Agreements under which the Mortgage Loan Seller
              acquired rights in the Mortgage Loans as provided in
                          Section 3.7 of this Agreement


Mortgage Loan Purchase Agreement dated as of September 11, 1997 by and between ValuExpress II, Inc. and Paine Webber Real Estate Securities Inc.

Mortgage Loan Purchase Agreement dated August, 1998, by and between ARIES Capital Incorporated and Paine Webber Real Estate Securities Inc.

Mortgage Loan Purchase Agreement dated as of April 24, 1998 by and between Paine Webber Real Estate Securities Inc. and SPARKS Financial Group, Inc.

Mortgage Loan Purchase Agreement dated as of January 28, 1999, by and between HSA/Wexford Banc Group, LLC and Paine Webber Real Estate Securities Inc.

Mortgage Loan Purchase Agreement dated as of July 28, 1998, by and between Paine Webber Real Estate Securities Inc. and IPI Commercial Corp.

Mortgage Loan Purchase Agreement dated as of December 11, 1998 by and between Paine Webber Real Estate Securities Inc. and Standard Mortgage Corporation.

Mortgage Loan Purchase Agreement dated as of June 26, 1998, by and between Paine Webber Real Estate Securities Inc. and WordCook Inc.

Mortgage Loan Purchase Agreement dated as of July 1, 1998, by and between Suburban Capital Markets, Inc. and Paine Webber Real Estate Securities Inc.